UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

HORSEHEAD HOLDING CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Horsehead Holding Corp.

4955 Steubenville Pike

Suite 405

Pittsburgh, Pennsylvania 15205

April 10, 2012

To our Stockholders:

You are cordially invited to attend the Horsehead Holding Corp. annual meeting of stockholders at 11:00 a.m. local time on May 17, 2012 at The Westin Bristol Place Hotel, 950 Dixon Road, Toronto, ON Canada M9W 5N4. Business attire is required in order to attend the annual meeting. The attached Notice of Annual Meeting and Proxy Statement describes all known items to be acted upon by stockholders at the meeting and describes certain other details related to the Meeting.

It is important that your shares are represented at the annual meeting, whether or not you plan to attend. To ensure your shares will be represented, we ask that you vote your shares by completing, signing, dating and returning the enclosed proxy card by mail, or you may vote by telephone or electronically through the Internet, as further described on the proxy card. Please vote your shares as soon as possible. This is your annual meeting and your participation is important.

If you are a registered stockholder and plan to attend the annual meeting, you may be required to show evidence of your stockholdings to gain entry to the meeting. If you hold shares through a broker or other nominee, you will be required to present a current statement from that institution showing a Horsehead stockholding or the non-voting portion of the voting instruction form that you may receive through that entity. Please note that the document evidencing your stockholdings to be used to gain entry to the meeting is non-transferable.

Please vote your shares promptly and join us at the meeting.

Sincerely

James M. Hensler President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

The 2012 annual meeting of stockholders of Horsehead Holding Corp. will be held at The Westin Bristol Place Hotel, 950 Dixon Road, Toronto, ON Canada M9W 5N4 on May 17, 2012, beginning at 11:00 a.m. local time. Business attire is required in order to attend the annual meeting. At the meeting, the holders of the Company’s outstanding common stock will act on:

(1) the election of a single Class III director, to serve a term of three years;

(2) the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

(3) a non-binding advisory vote on executive compensation;

(4) the approval of our 2012 Incentive Compensation Plan (the “2012 Plan”); and

(5) any other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on March 30, 2012 are entitled to notice of and to vote at the annual meeting and any postponements or adjournments thereof.

Whether or not you expect to be present at the meeting, please vote your shares by following the instructions on the enclosed proxy card or voting instruction card. If your shares are held in the name of a bank, broker or other recordholder, their voting procedures should be described on the voting form they sent you. Any person voting by proxy has the power to revoke it at any time prior to its exercise at the meeting in accordance with the procedures described in the accompanying proxy statement.

This proxy statement and our 2011 Annual Report to stockholders are available at www.edocumentview.com/zinc.

IF YOU PLAN TO ATTEND:

Please note that space limitations make it necessary to limit attendance to stockholders. Admission to the meeting will be on a first-come, first-served basis. Business attire is required in order to attend the annual meeting. Registration for the meeting will begin at 10:30 a.m. local time, and seating will begin at 10:45 a.m. local time. You may be required to show evidence of your stockholdings. If you hold shares through a broker or other nominee, you will be required to present a current statement from that institution showing a Horsehead stockholding or the non-voting portion of the voting instruction form that you may receive through that entity. Please note that the document evidencing your stockholdings to be used to gain entry to the meeting is non-transferable. Cameras (including cellular phones with photographic capabilities) and recording devices will not be permitted at the meeting.

By order of the Board of Directors,

Gary R. Whitaker
Vice President — General Counsel and Secretary

April 10, 2012

Pittsburgh, Pennsylvania

4955 Steubenville Pike

Suite 405

Pittsburgh, Pennsylvania 15205

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 17, 2012

PROXY STATEMENT

The Board of Directors (the “Board”) of Horsehead Holding Corp. (the “Company” or “Horsehead”) is soliciting proxies from its stockholders to be used at the annual meeting of stockholders to be held on May 17, 2012 (the “Annual Meeting”), beginning at 11:00 a.m. local time, at The Westin Bristol Place Hotel, 950 Dixon Road, Toronto, ON Canada M9W 5N4, and at any postponements or adjournments thereof. This Proxy Statement contains information related to the Annual Meeting. The notice of Annual Meeting, a proxy card, this Proxy Statement and the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 9, 2012 for the fiscal year ended December 31, 2011 (the “2011 Annual Report”) are being mailed to stockholders on or about April 10, 2012.

ABOUT THE ANNUAL MEETING

Why did I receive these materials?

Our Board of Directors is soliciting proxies for the Annual Meeting. You are receiving a proxy statement because you owned shares of our common stock on March 30, 2012, and that entitles you to vote at the Annual Meeting. By use of a proxy, you can ensure that your vote is counted at the Annual Meeting whether or not you attend the Annual Meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

What information is contained in this proxy statement?

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board and Board committees, the compensation of directors and executive officers for fiscal 2011 and other information that the SEC requires us to provide annually to our stockholders.

How may I obtain Horsehead’s 10-K and other financial information?

Stockholders can access our 2011 Annual Report, our other filings with the SEC and our corporate governance and other information on the investor relations page of our website at www.horsehead.net.

Stockholders may request an additional free copy of our 2011 Annual Report from:

Horsehead Holding Corp.

Attn: General Counsel

4955 Steubenville Pike

Suite 405

Pittsburgh, Pennsylvania 15205

(724) 774-1020

We will also furnish any exhibit to the 2011 Annual Report if specifically requested.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of annual meeting. In addition, management will report on our fiscal 2011 performance and respond to appropriate questions from stockholders.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on March 30, 2012, the “Record Date” for the Annual Meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on the Record Date, you will be entitled to vote all of the shares that you held on that date at the Annual Meeting, or any postponements or adjournments of the Annual Meeting.

How many votes do I have?

You will be entitled to one vote for each outstanding share of Horsehead common stock you owned as of the close of business on the Record Date on each matter considered at the Annual Meeting. As of the close of business on the Record Date, there were 43,787,364 shares of the Company’s common stock outstanding and eligible to vote. There is no cumulative voting.

Who can attend the Annual Meeting?

Subject to space availability, all stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Business attire is required in order to attend the Annual Meeting. Registration will begin at 10:30 a.m. local time, and seating will begin at 10:45 a.m. local time. If you attend, please note that you may be asked to present proof of your stockholdings and valid identification. Cameras (including cell phones with photographic capabilities) and recording devices will not be permitted at the Annual Meeting.

Please note that if you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Annual Meeting.

Please let us know if you plan to attend the Annual Meeting by marking the appropriate box on the enclosed proxy card.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the Record Date will constitute a quorum, permitting the conduct of business at the Annual Meeting. As of the close of business on the Record Date, 43,787,364 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence, in person or by proxy, of the holders of common stock representing at least 21,893,683 votes will be required to establish a quorum.

Proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the Annual Meeting.

How do I vote?

If you are a holder of record (that is, your shares are registered in your own name with our transfer agent), you can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the Annual Meeting. If you attend the Annual Meeting in person, you may vote at the Annual Meeting and your proxy will not be counted. You can vote by proxy by any of the following methods.

Voting by Proxy Card.    Each stockholder may vote by proxy by using the enclosed proxy card. When you return a proxy card that is properly signed and completed, the shares of common stock represented by your proxy will be voted as you specify on the proxy card.

Voting by Telephone or Through the Internet.    If you are a registered stockholder (that is, if you own common stock in your own name and not through a broker, bank or other nominee that holds common stock for your account in a “street name” capacity), you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 2:00 a.m., Eastern Daylight Savings time, on May 17, 2012. Please see the proxy card provided to you for instructions on how to access the telephone and Internet voting systems.

If you hold your shares in “street name,” you must either direct the bank, broker or other record holder of your shares as to how to vote you shares, or obtain a proxy from the bank, broker or other record holder to vote at the Annual Meeting. Please refer to the voter instruction cards used by your bank, broker or other record holder for specific instructions on methods of voting, including by telephone or using the Internet.

If you return the proxy card but you do not indicate your voting preferences, then the individuals named on the proxy card will vote your shares in accordance with the recommendations of the Board. The Board and management do not now intend to present any matters at the Annual Meeting other than those outlined in the notice of annual meeting. Should any other matter requiring a vote of stockholders arise, stockholders returning the proxy card confer upon the individuals named on the proxy card discretionary authority to vote the shares represented by such proxy on any such other matter in accordance with their best judgment.

Can I change my vote after I return my proxy card?

Yes. If you are a stockholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing with the Secretary of the Company a notice of revocation or another proxy bearing a later date or by attending the Annual Meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the Annual Meeting in person and so request, although attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board of Directors by mail and will pay all expenses associated with this solicitation. In addition to mailing these proxy materials, certain of our officers and other employees may, without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means. We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of our common stock and for obtaining proxies.

Who is bearing the costs of soliciting these proxies?

The cost of this solicitation will be borne by the Company. Solicitation will be made by mail, by telecopy and telephone and personally by a few officers and regular employees of the Company who will not receive additional compensation for such solicitation. Brokers, banks and other nominees will, upon request, be reimbursed for out-of-pocket expenses incurred in obtaining proxies or authorizations from the beneficial owners of our common stock. In addition, the Company has engaged Computershare, our transfer agent and registrar, to assist in the general distribution of this Proxy Statement and the 2011 Annual Report and the tabulation of votes.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote FOR each of the proposals.

Will stockholders be asked to vote on any other matters?

To the knowledge of the Company and its management, stockholders will vote only on the matters described in this Proxy Statement. However, if any other matters properly come before the Annual Meeting, the persons named as proxies for stockholders will vote on those matters in the manner they consider appropriate.

What vote is required to approve each item?

Election of Directors.    The director nominee who receives the highest number of properly executed votes will be elected as a director, even if that nominee does not receive a majority of the votes cast. Each share of our common stock is entitled to one vote for the director nominee. A properly executed proxy marked “withhold authority” with respect to the election of a director nominee will not be voted with respect to the director indicated, although it will be counted for purposes of determining whether there is a quorum.

Ratification of Independent Registered Public Accounting Firm, Advisory Vote on Executive Compensation and Approval of Our 2012 Incentive Compensation Plan.    Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012, the advisory vote on executive compensation and approval of our 2012 Plan each require the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the Annual Meeting. Each share of our common stock is entitled to one vote with respect to each of these matters.

A properly executed proxy marked “abstain” with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

How are votes counted?

In the election of directors, you may vote “FOR” the nominee or your vote may be “WITHHELD” with respect to the nominee. You may not cumulate your votes for the election of directors.

For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.” If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions are considered votes cast and thus have the same effect as votes against the matter. The Company has supplied copies of its proxy materials for the Annual Meeting to the broker, bank or other nominee holding your shares of record, and they have the responsibility to send these proxy materials to you.

If you are a beneficial owner and your broker, bank or other nominee holds your shares in its name, the broker, bank or other nominee is permitted to vote your shares on the election of directors, even if the broker, bank or other nominee does not receive voting instructions from you.

What happens if a nominee for director declines or is unable to accept election?

If you vote by proxy, and if unforeseen circumstances make it necessary for the Board to substitute another person for a nominee, the individuals named on the proxy card will vote your shares for that other person.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote your shares applicable to each proxy card and voting instruction card that you receive.

Where can I find the voting results of the Annual Meeting?

The Company intends to announce the preliminary voting results at the Annual Meeting and publish the final results in a current report on Form 8-K within four business days following determination of the final results.

How may I obtain a copy of Horsehead’s By-law provisions regarding stockholder proposals and director nominations?

You may contact the Corporate Secretary at our principal executive offices for a copy of the relevant by-law provisions regarding the requirements for making stockholder proposals and nominating director candidates. Our by-laws are available also on our website at www.horsehead.net.

How may I view a list of Horsehead’s stockholders?

A list of the stockholders of the Company entitled to attend and vote at the Annual Meeting will be available for viewing during normal business hours during the ten days preceding the date of the Annual Meeting at the Company’s offices located at:

4955 Steubenville Pike

Suite 405

Pittsburgh, Pennsylvania 15205.

The list will be available for viewing also at the Annual Meeting. You must be a stockholder of the Company and present valid identification to view the list.

PROPOSALS SUBMITTED FOR A STOCKHOLDER VOTE

ITEM 1 — Election of Directors

Our Certificate of Incorporation provides that the number of directors that constitute the Board of Directors shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the total number of directors then in office. The number of authorized directors as of the date of this Proxy Statement is five, and shall be reduced to four as of the date of the Annual Meeting. It is our current intention to increase the size of the board to five by adding an additional independent director within the upcoming year, although we have not yet commenced a search for that director. We have three classes of directors and each class is required by our by-laws to be as equal as possible in number. One class is to be elected at each annual meeting of stockholders. Currently, there are one Class I director, two Class II directors and two Class III directors. At the Annual Meeting, to which this Proxy Statement relates, the term of the Class III directors will expire. You are being asked to vote to elect a single director to Class III to serve for a three-year term expiring in 2015.

We will vote your shares as you specify on the enclosed proxy or voting instruction card. If you do not specify how you want your shares voted, we will vote them FOR the election of the nominee listed below. If unforeseen circumstances (such as death or disability) make it necessary for us to substitute another person for any nominee, we will vote your shares FOR that other person. If you wish to withhold your vote from any nominee, you may so indicate on the proxy card. Proxies cannot be voted for a greater number of persons than the number of nominees named. The nominee for the Class III director position receiving the greatest number of votes will be elected as a director.

The nominee for director has consented to serve, if elected, and we have no reason to believe that the nominee will be unable to serve. If any nominee named herein for election as a director should for any reason become unavailable to serve prior to the Annual Meeting, the Board will, prior to the Annual Meeting, (i) reduce the size of the Board to eliminate the position for which that person was nominated, (ii) nominate a new candidate in place of such person and vote in favor of the new candidate all shares represented by stockholder proxies received by the Board, unless authority to vote for all candidates nominated by the Board is withheld, or (iii) leave the position vacant to be filled at a later time.

Our Board has nominated the person named below for election as the Class III director. Following are the age, principal occupation during the past five years, and certain other information of the nominee. The information presented below for the director nominee has been furnished to the Company by the director nominee.

Class III Director Nominee:

T. Grant John was appointed to our Board in May 2007. Since 2003, Dr. John has served as the principal of T.G. John & Associates, Inc., a strategy, search and turnaround consulting firm focused on the primary metals and metalworking industries. From 1999 to 2003, Dr. John was the president and chief executive officer of Special Metals Corporation, a leading international manufacturer of high performance nickel and cobalt alloys, which filed for protection under Chapter 11 of the United States Bankruptcy Code in 2002 and emerged from bankruptcy in 2003. Prior to 1999 and beginning in 1966, Dr. John served in various executive and management roles for companies in the metals industry. Dr. John earned B.A.Sc. and Ph.D. degrees in metallurgical engineering at the University of British Columbia. Our Board concluded that Dr. John should serve as a director for us due primarily to his more than 22 years of senior executive experience with other metals companies and his experience as a member of the board of directors for two other public companies.

The Board of Directors recommends a vote FOR the election of the director listed above.

ITEM 2 — Ratification of Independent Registered Public Accounting Firm

The Audit Committee of the Board has appointed Grant Thornton LLP as the independent registered public accounting firm to audit our consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2012. During fiscal year 2011, Grant Thornton LLP served as our independent registered public accounting firm and also provided certain tax and other audit-related services. See “Principal Accountant Fees and Services.” If the appointment of Grant Thornton LLP is not ratified, the Audit Committee will evaluate the basis for the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of Grant Thornton LLP is ratified, the Audit Committee may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent auditor at any time during the year if it determines that such an appointment would be in the best interests of us and our stockholders.

The Board of Directors recommends a vote FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

ITEM 3 — Advisory Approval of the Company’s Executive Compensation

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, which disclosures include the disclosures under “Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement. Our Board and the Compensation Committee of our Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals, including, among others:

•	attracting and retaining the best possible executive talent;

•	achieving accountability for performance; and

•	aligning executives’ incentives with value creation for our stockholders.

This advisory vote, commonly referred to as a “say-on-pay” resolution, is non-binding on our Board and the Compensation Committee of our Board. Although non-binding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

The Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

ITEM 4 — Approval of 2012 Incentive Compensation Plan

The Board has approved for submission to a vote of our stockholders our new 2012 Incentive Compensation Plan. The 2012 Plan is intended to replace our existing Amended and Restated 2006 Long Term Equity Incentive Plan (the “2006 Plan”). An aggregate of 2,700,000 shares of our common stock have been reserved for issuance under the 2012 Plan. The terms and provisions of the 2012 Plan are described below.

As of March 30, 2012, there were 795,482 options outstanding in aggregate under our benefit plans that provide for the award of equity grants, being the 2006 Plan and the Horsehead Holding Corp. 2004 Stock Option Plan (the “2004 Stock Option Plan”), with a weighted average exercise price of $10.92 and a weighted average remaining term of 4.4 years. Also as of this date, there were 1,140,017 full value awards outstanding and unvested in aggregate under all such plans. Upon stockholder approval of the 2012 Plan, no further awards will be granted under the 2006 Plan, meaning that none of the shares that currently remain available for issuance under the 2006 Plan will be issued, and no further awards will be granted under the 2004 Stock Option Plan or any other predecessor plans. If stockholders approve the 2012 Plan, only the shares of common stock to be reserved under the 2012 Plan will be available for issuance.

The 2012 Plan requires the approval of the stockholders, including, among other things, approval of:

•	the Section 162(m) performance goals under the 2012 Plan, as described in further detail below under “— Performance Goals;” and

•	the Section 162(m) annual grant limitations applicable to grants of each type of award under the plan to individual plan participants, as described in further detail below under “— Available Shares.”

Approval of the foregoing will allow certain incentive awards granted under the 2012 Plan to our executive officers to qualify as exempt performance-based compensation under Section 162(m) of the Internal Revenue Code (the “Code”), which otherwise generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to the principal executive officer and to certain of the other most highly compensated executive officers of publicly held companies. Section 162(m) of the Code generally requires such performance goals to be approved by stockholders every five years. We previously relied on an exemption under Section 162(m) of the Code applicable to publicly held companies during a transition period following their initial public offerings. During this transition period, we were exempt from the limitations of Section 162(m) of the Code to the extent that compensation was paid pursuant to the 2006 Plan (or otherwise). However, the transition period under Section 162(m) of the Code expired at the Annual Meeting of Stockholders held on May 19, 2011.

The Board believes that it is in our and our stockholders’ interests to approve the 2012 Plan because it would provide a continuing framework to allow the Board to continue to award cash and equity-based incentive compensation for our current and future directors, officers and employees and to permit compliance with Section 162(m) of the Code.

Description of the 2012 Incentive Compensation Plan

The following is a summary of the 2012 Plan but does not include all of the provisions of the 2012 Plan. This summary is qualified in its entirety by reference to the 2012 Plan, a copy of which is attached to this proxy statement as Appendix A.

The 2012 Plan provides for grants of restricted stock units, restricted stock, other stock-based awards and other cash-based awards, stock options and stock appreciation rights. Directors, officers and other employees of us and our subsidiaries, as well as others performing consulting or advisory services for us, are eligible for grants under the 2012 Plan. The purpose of the 2012 Plan is to provide incentives that will attract, retain and motivate high performing officers, directors, employees and consultants by providing them a proprietary interest in our long-term success or compensation based on their performance in fulfilling their responsibilities to our company.

Administration.    The 2012 Plan will be administered by a committee designated by our Board of Directors. Among the committee’s powers will be to determine the form, amount and other terms and conditions of awards; clarify, construe or resolve any ambiguity in any provision of the 2012 Plan or any award agreement; amend the terms of outstanding awards, but not to accelerate vesting immediately upon a change in control in the absence of an accompanying termination of employment; and adopt such rules, forms, instruments and guidelines for administering the 2012 Plan as it deems necessary or proper. The committee will have full authority to administer and interpret the 2012 Plan, to grant discretionary awards under the 2012 Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of common stock to be covered by each award, to make all other determinations in connection with the 2012 Plan and the awards thereunder as the committee deems necessary or desirable and to delegate authority under the 2012 Plan to our executive officers.

Available Shares.    The aggregate number of shares of common stock which may be issued or used for reference purposes under the 2012 Plan or with respect to which awards may be granted may not exceed 2,700,000 shares. The number of shares available for issuance under the 2012 Plan shall be subject to appropriate adjustment in the event of a reorganization, stock split, merger or similar change in the corporate structure or the number of outstanding shares of our common stock, including to, among other things, the number and kind of shares, options or other property available for issuance under the plan or covered by grants previously made under the plan. The shares available for issuance under the plan may be, in whole or in part, either authorized and unissued shares of our common stock or shares of common stock held in or acquired for our treasury. In general, if awards under the 2012 Plan are for any reason cancelled, or expire or terminate unexercised, the shares covered by such awards may again be available for the grant of awards under the 2012 Plan.

Eligibility for Participation.    Members of our Board of Directors, as well as employees of, and consultants to, us or any of our subsidiaries and affiliates will be eligible to receive awards under the 2012 Plan.

Award Agreement.    Awards granted under the 2012 Plan will be evidenced by award agreements, which need not be identical, that provide additional terms, conditions, restrictions or limitations covering the grant of the award, including, without limitation, additional terms providing for the acceleration of exercisability or vesting of awards or conditions regarding the participant’s employment, as determined by the committee. However, certain awards not subject to performance-based conditions will not have a vesting schedule that vests in full prior to the third anniversary of the grant date, and to the extent that such awards are subject to a performance-based condition, the performance period will not be less than a year; provided, however, that these restrictions will be inapplicable with respect to such awards representing in the aggregate no more than 10% of the total shares authorized for issuance under the 2012 Plan.

Restricted Stock Units and Other Stock-Based Awards.    The committee may, subject to limitations under applicable law, make a grant of restricted stock units or other stock-based awards, including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock and deferred stock units under the 2012 Plan that are payable in cash or denominated or payable in or valued by shares of our common stock or factors that influence the value of such shares. The committee may determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Code and a minimum vesting period. The performance goals for these performance-based awards will be based on one or more of the objective criteria set forth on Exhibit A to the 2012 Plan and discussed in general below.

Other Cash-Based Awards.    The committee may grant awards payable in cash. Cash-based awards shall be in such form, and dependent on such conditions, as the committee shall determine, including, without limitation, being subject to the satisfaction of vesting conditions or awarded purely as a bonus and not subject to restrictions or conditions. If a cash-based award is subject to vesting conditions, the committee may accelerate the vesting of such award in its discretion

Stock Options.    The committee may grant nonqualified stock options to purchase shares of our common stock to participants, but pursuant to legal requirements, incentive stock options may only be granted to eligible employees. The committee will determine the number of shares of our common stock subject to each option, the term of each option, which may not exceed ten years, or five years in the case of an incentive stock option granted to a 10% or greater stockholder, the exercise price, the vesting schedule, if any, and the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of a share of our common stock at the time of grant or, in the case of an incentive stock option granted to a 10% or greater stockholder, 110% of such share’s fair market value. Options will be exercisable at such time or times and subject to such terms and conditions as determined by the committee at grant and the exercisability of such options may be accelerated by the committee.

Stock Appreciation Rights.    The committee may grant stock appreciation rights, or “SARs,” either with a stock option, which may be exercised only at such times and to the extent the related option is exercisable, or “Tandem SAR,” or independent of a stock option, or “Non-Tandem SAR.” A SAR is a right to receive a payment in shares of our common stock or cash, as determined by the committee, equal in value to the excess of the fair market value of one share of our common stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The term of each SAR may not exceed ten years. The exercise price per share covered by an SAR will be the exercise price per share of the related option in the case of a Tandem SAR and will be the fair market value of our common stock on the date of grant in the case of a Non-Tandem SAR. The committee may also grant limited SARs, either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control, as defined in the 2012 Plan, or such other event as the committee may designate at the time of grant or thereafter.

Restricted Stock.    The committee may award shares of restricted stock. Except as otherwise provided by the committee upon the award of restricted stock, the recipient generally will have the rights of a stockholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement. The committee may determine at the time of award that the payment of dividends, if any, will be deferred until the expiration of the applicable restriction period. Recipients of restricted stock will be required to enter into a restricted stock agreement with us that states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse. If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulae or standards while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding, or adjusting for, changes in accounting methods, corporate transactions, including, without limitation, dispositions and acquisitions, and other similar events or circumstances. Section 162(m) of the Code requires that performance awards be based upon objective performance measures. The performance goals for performance-based restricted stock will be based on one or more of the objective criteria set forth on Exhibit A to the 2012 Plan and are discussed in general below.

Performance Awards.    The committee may grant a performance award to a participant payable upon the attainment of specific performance goals. The committee may grant performance awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code as well as performance awards that are not intended to qualify as performance-based compensation under Section 162(m) of the Code. If the performance award is payable in cash, it may be paid upon the attainment of the relevant performance goals either in cash or in shares of restricted stock, based on the then current fair market value of such shares, as determined by the committee. Based on service, performance or other factors or criteria, the committee may, at or after grant, accelerate the vesting of all or any part of any performance award.

Performance Goals.    The committee may grant awards of restricted stock, performance awards, and other stock-based awards that are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code. These awards may be granted, vest and be paid based on attainment of specified performance goals established by the committee. These performance goals may be based on the attainment of a certain target level of, or a specified increase or decrease in, one or more of the following measures selected by the committee: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory, accounts receivable and accounts payable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements); financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; negotiating governmental funding, grants or other tax incentives; factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; factoring transactions; recruiting and maintaining personnel; the frequency of incidents and or employee health metrics measured under the regulations of the Occupational Safety and Health Administration; selling, general and administrative expenses, excluding acquisition-related expenses; total conversion costs, excluding costs for depreciation and freight; the number of tons of electric arc furnace (“EAF”) dust processed; the amount of inventory shipped; average conversion cost per unit of product equivalent produced; the amount of accounts receivable that are overdue measured as a percentage of revenue; tons of product sold or produced; the number of days that accounts payables were outstanding; satisfaction of certifications requirements of the International Standards Organization; implementation of electronic information collection systems; resolution or settlement of litigation or other potential claims or disputes; and financing of or opening of new manufacturing facilities.

To the extent permitted by law, the committee may also exclude the impact of an event or occurrence which the committee determines should be appropriately excluded, such as (1) restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges; (2) an event either not directly related to our operations or not within the reasonable control of management; or (3) a change in accounting standards required by generally accepted accounting principles. Performance goals may also be based on an individual participant’s performance goals, as determined by the committee. In addition, all performance goals may be based upon the attainment of specified levels of our performance, or the performance of a subsidiary, division or other operational unit, under one or more of the measures described above relative to the performance of other corporations. The committee may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria.

Change in Control.    In connection with a change in control, as is defined in the 2012 Plan, awards may be, in the discretion of the committee, (1) assumed and continued or substituted in accordance with applicable law; (2) the vested interests may be purchased by us for an amount equal to the excess of the price of a share of our common stock paid in a change in control over the exercise price of the awards; or (3) cancelled if the price of a share of our common stock paid in a change in control is less than the exercise price of the award.

Stockholder Rights.    Except as otherwise provided in the applicable award agreement, and with respect to an award of restricted stock, a participant will have no rights as a stockholder with respect to shares of our common stock covered by any award until the participant becomes the record holder of such shares.

Amendment and Termination.    Notwithstanding any other provision of the 2012 Plan, but only upon stockholder approval with respect to certain actions specified therein, including increasing the number of shares of common stock, our Board of Directors may at any time amend any or all of the provisions of the 2012 Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided in the 2012 Plan, the rights of a participant with respect to awards granted prior to such amendment, suspension or termination may not be adversely affected without the consent of such participant.

Transferability.    Awards granted under the 2012 Plan generally will be nontransferable, other than by will or the laws of descent and distribution, except that the committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.

Company Recoupment.    The Company shall seek to recover any Award paid to any participant as required by the provisions in the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other “claw-back” provision required by law or by the applicable rules and regulations of any applicable stock exchange.

Effective Date.    The 2012 Plan became effective upon the adoption by our Board on April 2, 2012, subject to the approval of the stockholders at the Annual Meeting, prior to which no awards thereunder have or will be granted.

Shareholder Favorable Features.    We believe our new plan includes features that are notably favorable to our shareholders, including (i) conservative share counting (it does not contain any “evergreen” share limits and shares that are withheld to cover taxes or to pay any exercise price do not get added back into the plan), (ii) it expressly prohibits the repricing of stock options or SARs without shareholder approval, (iii) it does not provide for automatic vesting upon a change in control, (iv) it includes minimum vesting periods for certain kinds of “full-value” awards and (v) it contemplates awards that could qualify as “performance-based compensation” that are exempt from the deduction limitations under Code Section 162(m)

Certain U.S. Federal Income Tax Consequences of Options that may be granted under the 2012 Plan

The rules concerning the federal income tax consequences with respect to options to be granted pursuant to the 2012 Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences with respect to such grants. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

Incentive Stock Options.    In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either of such times. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares of common stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option, or (ii) one year after the date of exercise, a subsequent sale of such shares of common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.

If the recipient is not continuously employed from the date of grant until the date three months prior to the date of exercise or such recipient disposes of the shares of common stock acquired upon exercise of the incentive stock option within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of such shares of common stock on the date of exercise over the exercise price, and (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).

Nonqualified Stock Options.    A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price. Upon a subsequent sale of such shares of common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period of such shares of common stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

Certain Other Tax Issues.    In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation), (ii) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income, (iii) certain awards under the 2012 Plan may be subject to the requirements of Section 409A of the Code (regarding nonqualified deferred compensation), and (iv) if the exercisability or vesting of any option is accelerated because of a change in control, such option (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes. Officers and directors of the Company subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may be subject to special tax rules regarding the income tax consequences concerning their options.

The 2012 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 2012 Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

The Board of Directors recommends a vote FOR the approval of the 2012 Plan as disclosed in this proxy statement.

ITEM 5 — Other Matters

As of the date of this Proxy Statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Directors and Executive Officers and Key Employees

Set forth below is information concerning our directors, executive officers and key employees.

Name	Age	Position
James M. Hensler	56	Chairman of the Board of Directors, Class I Director, President and Chief Executive Officer
Robert D. Scherich	51	Vice President and Chief Financial Officer
Gary R. Whitaker	56	Vice President — General Counsel and Secretary
Lee Burkett	55	Vice President — Manufacturing
James A. Totera	55	Vice President — Sales and Marketing
Timothy R. Basilone	52	Vice President — Environmental Affairs
Ali Alavi	50	Senior Vice President — Corporate Affairs
Bruce Morgan	40	Vice President — Human Resources
Mark Tomaszewski	55	President — The International Metals Reclamation Company Inc.
Joshua Belczyk	34	General Manager — Zochem, Inc.
John van Roden	63	Class II Director
T. Grant John	73	Class III Director
Bryan D. Rosenberger	61	Class III Director
Jack Shilling	68	Class II Director

James M. Hensler, Chairman of the Board of Directors, President and Chief Executive Officer, joined us in April 2004. He has over 30 years of experience working in the metals industry. From 2003 to April 2004, Mr. Hensler was a consultant to various companies in the metals industry. From 1999 to 2003, Mr. Hensler was Vice President of Global Operations and Vice President and General Manager of the Huntington Alloys Business Unit for Special Metals Corp., a leading international manufacturer of high performance nickel and cobalt alloys, which filed for protection under Chapter 11 of the United States Bankruptcy Code in 2002 and emerged from bankruptcy in 2003, at which time Mr. Hensler was an officer of that company. Prior to that, Mr. Hensler was the Executive Vice President for Austeel Lemont Co., General Manager of Washington Steel Co. and Director of Business Planning for Allegheny Teledyne Inc. He received a BS in Chemical Engineering from the University of Notre Dame in 1977, an MSE in Chemical Engineering from Princeton University in 1978 and an MBA from the Katz Graduate School of Business at the University of Pittsburgh in 1987. Our Board concluded that Mr. Hensler should serve as a director for us due primarily to his experience as our President and Chief Executive Officer since 2004, his more than 30 years of experience in the metals industry, including manufacturing, sales, technical and financial responsibilities, and his education.

Robert D. Scherich, Vice President and Chief Financial Officer, joined us in July 2004. From 1996 to 2004, Mr. Scherich was the Chief Financial Officer of Valley National Gases, Inc. Prior to that, he was the Controller and General Manager at Wheeling-Pittsburgh Steel Corp. and an accountant at Ernst & Whinney. Mr. Scherich received a BS in Business Administration from The Pennsylvania State University in 1982.

Gary R. Whitaker, Vice President — General Counsel and Secretary, joined us in December 2011. Mr. Whitaker previously was in private practice in Atlanta, Georgia from 2009 to 2011. He served as Vice President, General Counsel and Secretary for GrafTech International Ltd., a manufacturer of graphite products, including graphite electrodes used in electric arc furnaces, from 2006 to 2008, and as Vice President, General Counsel and Secretary for the US operations of the SK Group, one of South Korea’s largest conglomerates, from 1998 to 2006. Mr. Whitaker also worked as a corporate attorney for Eastman Chemical Company and for the

DuPont Company, and was a senior associate for Powell, Goldstein, Frazer and Murphy, in Atlanta, Georgia. Mr. Whitaker received a B.A. in History from U.C.L.A. in 1976 and a J.D. from the University of Houston Law School in 1980.

Lee Burkett, Vice President — Manufacturing, joined us in November 2006 with over 27 years of industry experience. During the three years prior to joining us, Mr. Burkett served as General Manager of the Bridgeville Facility of Universal Stainless. Previous positions included General Manager — Finishing Operations of J&L Specialty Steel, Plant Manager of Timet’s Toronto, Ohio facility, Vice President Operations for Caparo Steel and 14 years with Washington Steel with responsibilities in all aspects of the operation including Plant Manager of Finishing. Mr. Burkett received a BS in Mechanical Engineering from The Pennsylvania State University in 1979.

James A. Totera, Vice President — Sales and Marketing, joined us in 1997. Prior to that, he was the Vice President of Sales for Steel Mill Products, where he worked in, among other things, EAF dust recycling and also spent over 15 years working in sales positions, including as General Manager of Sales, at Insul Company. Mr. Totera received a BA in Economics, Administrative Management Science and Psychology from Carnegie Mellon University in 1979.

Timothy R. Basilone, Vice President — Environmental Affairs, joined us in January 2010. Mr. Basilone has over 20 years of experience working in all aspects of environmental affairs in a variety of industries. Prior to joining us, he spent ten years with Koppers Inc., including seven years as a Senior Manager in the Corporate Environmental Affairs Department and three years as Operations Superintendent at the Koppers coal tar distillation facility in Clairton, Pennsylvania. Prior to that Mr. Basilone spent nine years at Westinghouse Electric Corporation as the Environmental Remediation Program Manager in the Corporate Legal and Environmental Affairs Department. He began his professional career as an Exploration / Production Geologist with Marathon Oil Company before moving on to Westinghouse. Mr. Basilone earned an MS degree in Earth and Planetary Science from the University of Pittsburgh in 1984 and a BA degree in Geology from the College of Wooster in 1981.

Ali Alavi, Senior Vice President — Corporate Affairs, joined us in 1996. Mr. Alavi previously served as our Vice President — Corporate Administration, General Counsel and Secretary, Director & Counsel of Environment, Health & Safety and Director of Environmental Performance. Prior to joining us, Mr. Alavi worked as Assistant General Counsel of Clean Sites, Inc., Senior Regulatory Analyst of the American Petroleum Institute and Project Manager/Engineer for the U.S. Army Toxic & Hazardous Materials Agency. Mr. Alavi received a BA in Geography/Environmental Studies from the University of Pittsburgh in 1983, an MS in Petroleum Engineering from the University of Pittsburgh School of Engineering in 1985 and a JD from the University of Maryland Law School in 1993.

Bruce Morgan, Vice President — Human Resources joined us in May 2010. Prior to joining us, from November 2006 to May 2010, Mr. Morgan served as Director of Human Resources — North America for the Steel Mill Services division of Harsco Corporation. Prior to that, Mr. Morgan served as Director of Human Resources for both the Steel and Foundry Divisions of Vesuvius USA, a global refractory manufacturer, where he was employed from March 1997 to November 2006. Among other previous employment, Mr. Morgan served as an HR Associate for the construction and start-up of Gallatin Steel Company, where he was employed from June 1994 to August 1995. Mr. Morgan received a BS degree in Industrial and Labor Relations from Cornell University in 1994.

Mark Tomaszewski, President — The International Metals Reclamation Company Inc. (“INMETCO”), joined us on December 31, 2009 when we acquired INMETCO, where he has served for over 30 years in positions ranging from General Manager — Finance and Administration to his current position of President of INMETCO, which position he has held since August 2008. Mr. Tomaszewski received a BS in Business Administration from West Virginia Wesleyan College in 1978 and an MS in Business Administration from Robert Morris University in 1992.

Joshua Belczyk, General Manager — Zochem, Inc., joined us in September 2010 as Director — Business Development. Prior to joining Horsehead, he worked with FTI Consulting, Inc. in corporate finance and restructuring. Prior to that, Mr. Belczyk worked eight years for Bailey-PVS Oxides, LLC, an environmental service and recycling provider to the steel industry, where he last served as a multi-site General Manager. Mr. Belczyk received a BS degree in Environmental Science and Public Policy from Harvard University in 2000 and a MBA from the University of Michigan in 2009.

John van Roden was appointed to our Board in April 2007. From 2006 to 2007, Mr. van Roden served as Executive Vice President of P.H. Glatfelter Company, a NYSE-listed producer of engineered paper products, and served as Executive Vice President and Chief Financial Officer of P.H. Glatfelter Company from 2003 to 2006. From 1998 to 2003, Mr. van Roden was Senior Vice President and Chief Financial Officer of Conectiv Corp. From 1992 to 1998, Mr. van Roden was Senior Vice President and Chief Financial Officer of Lukens Inc. Mr. van Roden is a director of (i) H.B. Fuller Company, an NYSE-listed global manufacturer and marketer of adhesives and specialty chemical products, (ii) PVG GP, LLC, the general partner of Penn Virginia G.P. Holdings, L.P., an NYSE-listed limited partnership engaged in the management of coal properties and the gathering and processing of natural gas, and (iii) Airgas, Inc., an NYSE-listed distributor of industrial, medical and specialty gases and welding, safety and related products, where Mr. van Roden also serves as Presiding Director. From June 2005 to November 2007, Mr. van Roden served on the board of directors of Semco Energy, Inc., which was a NYSE-listed, regulated public utility company that was acquired by Cap Rock Holding Corporation in November 2007. Mr. van Roden received a BA in Economics from Denison University in 1971 and an MBA from Drexel University in 1974. Our Board concluded that Mr. van Roden should serve as a director for us due primarily to his experience as a senior executive and chief financial officer at three public companies and his more than 18 years of experience in the metals industry.

T. Grant John was appointed to our Board in May 2007. Since 2003, Dr. John has served as the principal of T.G. John & Associates, Inc., a strategy, search and turnaround consulting firm focused on the primary metals and metalworking industries. From 1999 to 2003, Dr. John was the president and chief executive officer of Special Metals Corporation, a leading international manufacturer of high performance nickel and cobalt alloys, which filed for protection under Chapter 11 of the United States Bankruptcy Code in 2002 and emerged from bankruptcy in 2003. Prior to 1999 and beginning in 1966, Dr. John served in various executive and management roles for companies in the metals industry. Dr. John earned B.A.Sc. and Ph.D. degrees in metallurgical engineering at the University of British Columbia. Our Board concluded that Dr. John should serve as a director for us due primarily to his more than 20 years of senior executive experience with other metals companies and his experience as a member of the board of directors for two other public companies.

Bryan D. Rosenberger was appointed to our Board in May 2007. Mr. Rosenberger is Of Counsel to the law firm of Eckert Seamans Cherin & Mellott, LLC, engaging in corporate and securities law matters on behalf of both publicly and privately held businesses. Mr. Rosenberger has previously served as Chairman of Eckert Seamans Cherin & Mellott, LLC’s Business Division and as a member of that firm’s Executive Committee and Board of Directors. Mr. Rosenberger has been Of Counsel at Eckert Seamans Cherin & Mellott, LLC since 2006 and was a partner/member from 1983 to 2006. Mr. Rosenberger received a BS in Economics from Juniata College in 1971 and a JD from the College of William and Mary Marshall-Wythe School of Law in 1974. Our Board concluded that Mr. Rosenberger should serve as a director for us due primarily to his more than 30 years of experience as an attorney, which included the areas of corporate finance, mergers and acquisitions, securities law and corporate governance. Mr. Rosenberger’s term as a director will expire at the Annual Meeting.

Jack Shilling was appointed to our Board in September 2007. From July 2001 through April 2007, Dr. Shilling served as an Executive Vice President and Chief Technology Officer of ATI, an NYSE-listed producer of specialty metals, where his responsibilities included working closely with several individual ATI businesses on strategic growth opportunities. Prior to such positions with ATI, beginning in 1973, Dr. Shilling worked for a subsidiary of ATI, Allegheny Ludlum Corporation, of which he became president in 1998 after holding positions of increasing responsibility in technical and operations management. He then became president of the high performance metals segment of ATI in 2000. Dr. Shilling has served also as the chairman of the Specialty Steel Industry of North America, a trade association representing the producers of stainless steel and other specialty metals in North America. Dr. Shilling received a BA in Physics from Franklin & Marshall College in 1965, an MS in Physics from Cornell University in 1967 and a PhD in Metallurgical Engineering from the University of Pittsburgh in 1975. Our Board concluded that Dr. Shilling should serve as a director for us due primarily to his leadership experience as president of the two subsidiaries of ATI, as described above, as well as the fact that ATI is itself a significant public company in the metals industry.

Board of Directors Composition

Our Board of Directors consists of five members, but will be reduced to four on the date of the Annual Meeting. Our Certificate of Incorporation provides for a classified board of directors consisting of three classes of directors, with directors in each class serving staggered three-year terms. As a result, stockholders elect a portion of our Board each year. Class I directors’ terms expire at the annual meeting of stockholders to be held in 2013, Class II directors’ terms expire at the Annual Meeting of stockholders being held in 2014, and Class III directors’ terms expire at the annual meeting of stockholders to be held in 2012, to which this Proxy Statement relates. The Class I director is Mr. Hensler, the Class II directors are Messrs. van Roden and Shilling and the Class III directors are Messrs. John and Rosenberger. The Board has reduced the number of Class III directors to one, and has nominated Dr. John for election to this position. The term of this Class III director will expire at the 2015 annual meeting of stockholders.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election until the third annual meeting following election. Any vacancies or additional directorships resulting from an increase in the number of directors may only be filled by a majority vote of the directors then in office. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. The division of our Board into three classes with staggered terms may delay or prevent a change of our management or a change in control.

Board Leadership Structure and Role in Risk Oversight

The leadership of our Board of Directors includes a Chairman of the Board of Directors, which position is currently held by our Chief Executive Officer, Mr. Hensler, and a lead independent director, a position currently held by Dr. Shilling. We believe that combining the roles of Chairman of the Board and Chief Executive Officer have benefited and continue to benefit our company and that the benefits of this leadership structure operate in two reciprocal directions. Our Board benefits from having at the Chairman of the Board level direct knowledge of the operations of, and opportunities and challenges facing, our business on a regular and company-wide basis; and our company, operations and management benefit from the synergy and clarity of leadership and direction that results from having the Chief Executive Officer integrally involved in the leadership of our Board. We believe further that the size of our Board is appropriate relative to the size of our company and that given the size of our Board and our company, our Board is able to act in an efficient manner by combining the roles of Chairman of the Board and Chief Executive Officer.

We believe that this board leadership structure is complemented and further enhanced by our lead independent director, Dr. Shilling. As lead independent director, Dr. Shilling is and has been able to spend additional time with management outside the time and logistical limits of formal board meetings to thoroughly probe and ask more detailed and technical questions regarding the operations, finances and other aspects of our business. In this regard, Dr. Shilling acts as an active liaison and point of contact between management and the other independent members of our Board, who are able to funnel questions and follow-up responses through Dr. Shilling and to rely on him to seek well-deliberated answers between formal board meetings. This permits additional follow-up from and fully-developed exchanges with management that are difficult to replicate fully in the context and constraints of formal board meetings. This in turn helps management prepare and present to our Board relevant, accurate and thoroughly vetted data and reports, which further enables our Board to efficiently receive the information it needs to oversee our company and to make decisions.

Our Board leadership structure is an important component of the integral role our Board plays in overseeing our risk management process. For example, Dr. Shilling’s role as lead independent director, described above, assists the Board in seeking answers to questions and concerns that the Board has regarding our risk management processes and helps ensure that such answers are thoroughly explored and discussed with management. Specific risk management matters that our Board considers and reviews include: periodic renewals of insurance policies; zinc put options and other hedging practices, the amounts for which are authorized at the board level; regular reviews of our credit, liquidity and other operational needs and resources; and analysis of our leadership structure. Specific matters recently reviewed by our Board include our hedge arrangements, analysis of any potential refinancing needs and alternatives, including but not limited to our recent convertible notes offering and our revolving credit facility, and our acquisition of Zochem Inc., which related in part to our risk management processes, as the acquisition permits us to diversify our operations.

Furthermore, as described below, the audit committee of our Board plays an important role in overseeing our risk management process with respect to audits and related matters, related party transactions and policies relating to risk assessment and risk management.

Committees of the Board

The composition, duties and responsibilities of the committees of our Board are set forth below. Our Board adopted a written charter for each of its committees, each of which is available on the investor relations page of our website at www.horsehead.net. Committee members will hold office for a term of one year. In the future, our Board may establish other committees, as it deems appropriate, to assist with its responsibilities.

Audit Committee.    The audit committee is responsible for (1) selecting the independent auditors, (2) approving the overall scope of the audit, (3) assisting the Board in monitoring the integrity of our financial statements, the independent auditors’ qualifications and independence, the performance of the independent auditors and our internal audit function and our compliance with legal and regulatory requirements, (4) annually reviewing an independent auditors’ report describing the auditing firms’ internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, (5) discussing the annual audited financial and quarterly statements with management and the independent auditor, (6) discussing earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies from time to time, (7) discussing policies with respect to risk assessment and risk management, (8) meeting separately, periodically, with management, internal auditors and the independent auditor, (9) reviewing with the independent auditor any audit problems or difficulties and management’s response, (10) setting clear hiring policies for employees or former employees of the independent auditors, (11) handling such other matters that are specifically delegated to the audit committee by the Board from time to time, (12) reviewing related party transactions and (13) reporting regularly to the full Board.

Our audit committee consists of Mr. van Roden, as chairman, and Messrs. Rosenberger, John and Shilling. Our Board has determined that each of these members is an independent director according to the rules and regulations of the SEC and the NASDAQ Stock Market and that Mr. van Roden qualifies as an “audit committee financial expert” as such term is defined in Item 407(d) of Regulation S-K. During 2011, our audit committee held six meetings.

Compensation Committee.    The compensation committee is responsible for (1) reviewing key employee compensation policies, plans and programs, (2) reviewing and approving the compensation of our executive officers, (3) reviewing and approving employment contracts and other similar arrangements between us and our executive officers, (4) reviewing and consulting with our Chief Executive Officer on the selection of officers and evaluation of executive performance and other related matters, (5) administering our stock plans and other incentive compensation plans and (6) such other matters that are specifically delegated to the compensation committee by the Board from time to time. Our compensation committee consists of Dr. John, as chairman, and Messrs. Rosenberger, van Roden and Shilling, each of whom satisfies the independence requirements of the NASDAQ Marketplace Rules. During 2011, our compensation committee held five meetings.

Nominating and Corporate Governance Committee.    Our nominating and corporate governance committee’s purpose is to assist our Board by identifying individuals qualified to become members of our Board consistent with criteria set by our Board and to develop our corporate governance principles. This committee’s responsibilities include: (1) evaluating the composition, size and governance of our Board and its committees and making recommendations regarding future planning and the appointment of directors to our committees, (2) establishing a policy for considering stockholder nominees for election to our Board, (3) evaluating and recommending candidates for election to our Board, (4) overseeing the performance and self-evaluation process of our Board and developing continuing education programs for our directors, (5) reviewing our corporate governance principles and providing recommendations to the Board regarding possible changes and (6) reviewing and monitoring compliance with our code of ethics and our insider trading policy. Our nominating and corporate governance committee consists of Mr. Rosenberger, as chairman, and Messrs. John, van Roden and Shilling, each of whom satisfies the independence requirements of the NASDAQ Marketplace Rules. During 2011, our nominating and corporate governance committee held two meetings. The Board has nominated Dr. Shilling to serve as chairman of this committee as of the Annual Meeting.

The nominating and corporate governance committee seeks a diverse group of director candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and our stockholders. Desired qualities to be considered include: high-level leadership experience and significant accomplishment in business or administrative activities; breadth of knowledge about issues affecting the Company; proven ability and willingness to contribute special competencies to Board activities; personal integrity; loyalty to the Company and concern for its success and welfare; willingness to apply sound and independent business judgment; awareness of a director’s vital role in assuring the Company’s good corporate citizenship and corporate image; no present conflicts of interest; availability for meetings and consultation on Company matters; enthusiasm about the prospect of serving; willingness to assume broad fiduciary responsibility; and willingness to become a Company stockholder.

In evaluating candidates for election to our Board, the nominating and corporate governance committee and our Board seek the most qualified individuals based on the criteria and desired qualities described above and consider diversity in the following manner. We believe a diversity of professional backgrounds enhances our Board’s performance of its leadership and oversight functions in that directors with a variety of professional experience and expertise will be able to view all of the different elements and aspects of our business from different critical viewpoints and ask questions and make proposals and decisions from a broader range of professional views. Such diversity enables a broader critical review of more aspects of our business which we believe enhances, among other things, the board’s oversight of our risk management processes.

The nominating and corporate governance committee will consider all nominees for election as directors of the Company, including all nominees recommended by stockholders, in accordance with the mandate contained in its charter. The Company has not paid a fee to any third party to identify or assist in identifying or evaluating potential nominees. In evaluating candidates, the nominating and corporate governance committee reviews all candidates in the same manner, regardless of the source of the recommendation. The policy of the nominating and corporate governance committee is to consider individuals recommended by stockholders for nomination as a director in accordance with the procedures described under “Stockholder Proposals and Director Nominations for the 2013 Meeting.”

Number of Meetings of the Board of Directors

The Board held ten meetings during 2011. Directors are expected to attend Board meetings and meetings of committees on which they serve and to spend time as needed and meet as frequently as necessary to properly discharge their responsibilities. Each director attended all of the meetings of the Board and the applicable committees of the Board held during 2011.

Attendance at Annual Meetings of the Stockholders

All directors and director nominees are encouraged to attend the annual meeting of the stockholders. All of our then directors attended our 2011 annual meeting of stockholders in person. All are currently expected to be in attendance at the Annual Meeting.

Director Independence

Certain rules of The Nasdaq Global Select Market require that a majority of the members of the Board be “independent directors” and that the audit committee, the compensation committee and the nominating and corporate governance committee of the Board each comprise only “independent directors,” in each case as defined under the NASDAQ Marketplace Rules.

Based upon the information submitted by each of our directors, and following the recommendation of the nominating and corporate governance committee, the Board has determined that each of our directors, except Mr. Hensler, our President and Chief Executive Officer, and including the director nominee standing for election, Dr. John, has no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each, except Mr. Hensler, is an “independent director” as defined in NASDAQ Marketplace Rule 4200(a)(15) and Rule 10A-3 promulgated under the Exchange Act. In determining the independence of our directors, the Board has adopted independence standards that mirror exactly the criteria specified by applicable laws and regulations of the SEC and the rules of The Nasdaq Global Select Market.

Executive Sessions

The Company requires the non-management directors to meet in executive sessions on a periodic basis without management. Our lead independent director leads these meetings. In 2011, our non-management directors held four executive sessions.

Communications between Stockholders and the Board

Stockholders may send communications to the Company’s directors as a group or individually, by writing to those individuals or the group: c/o the Secretary of Horsehead Holding Corp., 4955 Steubenville Pike, Suite 405, Pittsburgh, Pennsylvania 15205. The Company’s Secretary will review all correspondence received and will forward all correspondence that is relevant to the duties and responsibilities of the Board or the business of the Company to the intended director(s).

The Board has adopted a policy for submitting concerns regarding the Company’s accounting or auditing matters. Reports may be sent to the audit committee through one of the following means: (1) telephoning the Secretary of the Company, (2) writing to: Audit Committee, c/o the Secretary of Horsehead Holding Corp., 4955 Steubenville Pike, Suite 405, Pittsburgh, Pennsylvania 15205, or (3) emailing the audit committee, by way of the Secretary of Horsehead Holding Corp., to gwhitaker@horsehead.net. In each case, reports will be received by the Company’s Secretary who will forward the message to the audit committee. In addition, the Company has engaged The Network to provide an Independent Accounting, Internal Accounting Controls and Auditing Matters Hotline, which can be reached through one of the following means: (1) by telephone at (866) 835-6347, which is available 24 hours per day, 365 days per year for leaving a recorded message; (2) by writing to The Network, ATTN: Horsehead Corporation, 333 Research Court, Norcross, GA 30092; or (3) by e-mail via the website www.tnwinc.com/reportline or the e-mail address Reportline@tnwinc.com. The confidentiality of all reports will be maintained to the extent consistent with law.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee is an officer or employee of us, and no member has been an officer or employee of us at any prior time. There are no interlocking relationship between any of our executive officers and compensation committee, on the one hand, and the executive officers and compensation committee of any other companies, on the other hand.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Policy and Procedure

Our legal and finance departments bear primary responsibility for developing and implementing processes and controls to obtain information from our directors, executive officers and significant stockholders regarding related-party transactions and then determining, based on the facts and circumstances, whether we or a related-party has a direct or indirect material interest in these transactions. Our audit committee is responsible for the review, approval or ratification of “related-person transactions” between us or our subsidiaries and related persons. “Related person” refers to a person or entity who is, or at any point since the beginning of the last fiscal year was, a director, officer, nominee for director or 5% stockholder of us or is or was an immediate family member of such person or entity. The audit committee does not have a written policy regarding the approval of related party transactions. The audit committee applies its review procedures as a part of its standard operating procedures. In the course of its review and approval or ratification of a related-party transaction, the audit committee will consider:

•	the nature of the related party’s interest in the transaction;

•	the material terms of the transaction, including, the amount involved and type of transaction;

•	the importance of the transaction to the related person and to us;

•	whether the transaction would impair the judgment of a director or executive officer to act in our best interest and the best interest of our stockholders; and

•	any other matters the audit committee deems appropriate.

Any member of the audit committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. However, such a director may be counted in determining the presence of a quorum at a meeting of the audit committee at which the transaction is considered.

Since January 1, 2011, we have not been a party to, and we have no plans to be a party to, any transaction or series of similar transactions in which the amount involved exceeded or will exceed $120,000 and in which any current director, executive officer, holder of more than 5% of our capital stock, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest, other than in connection with compensation as described in “Compensation Discussion and Analysis” below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding beneficial ownership of our common stock, as of the Record Date, by each person known by us to own more than 5% of our common stock, each director and each of our named executive officers and by all of our directors and executive officers as a group (seven persons). The table lists the number of shares and percentage of shares beneficially owned based on 43,787,364 shares of common stock outstanding as of the close of business on the Record Date. In calculating the number of shares beneficially owned by an individual or entity and the percentage ownership of that individual or entity, shares underlying options held by that individual or entity that are either currently exercisable or exercisable within 60 days following the Record Date are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other individual or entity. Information in the table is derived from SEC filings made by such persons on Schedule 13G and/or under Section 16(a) of the Exchange Act and other information received by the Company. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

Beneficial Holders	Number of Shares Beneficially Held	Percentage of Beneficial Ownership
Royce & Associates, LLC(1)	5,460,562	12.5
Allianz Global Investors Capital LLC(2)	3,654,906	8.4
FMR LLC(3)	2,703,334	6.1
Tocqueville Asset Management LP(4)	2,613,000	6.0
Blackrock, Inc.(5)	2,410,107	5.5
Zesiger Capital Group LLC(6)	2,338,163	5.4
The Vanguard Group, Inc.(7)	2,202,457	5.0
James M. Hensler(8)	534,540	1.2
T. Grant John	29,322	*
John van Roden	24,322	*
Bryan D. Rosenberger(9)	42,469	*
Jack Shilling	37,322	*
Robert D. Scherich(10)	242,561	*
Ali Alavi(11)	18,401	*
Gary R. Whitaker	0	0
All directors and executive officers as a group(12)	928,937	2.1

*	less than 1%.

(1)

Royce & Associates, LLC is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as amended, and the address of Royce & Associates, LLC is 745 Fifth Avenue, New York, NY 10151.

(2)

Allianz Global Investors Capital LLC an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as amended, and the address of Allianz Global Investors Capital LLC is 600 West Broadway, Suite 2900, San Diego, CA 92101

(3)

FMR LLC is a parent holding company in accordance with Rule 13d-i(b)(l)(ii)(G) and the address of FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Management & Research Company (“Fidelity”), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as amended, is the beneficial owner of the shares indicated in the table above with respect to FMR LLC as a result of acting as investment adviser to an various investment companies, registered under Section 8 of the Investment Company Act of 1940, as amended. The ownership of one investment company, Fidelity Low-Priced Stock Fund, amounted to 2,370,000 shares of the common stock outstanding. Fidelity

Low-Priced Stock Fund has a business address of 82 Devonshire Street, Boston, Massachusetts 02109. Each of Edward C. Johnson III, as chairman of FMR LLC and FMR LLC, through its control of Fidelity, has sole power to dispose of the shares owned by the funds.

Members of the family of Mr. Johnson are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders of FMR LLC have entered into a voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, as amended, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Mr. Johnson, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds, board of trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds’ boards of trustees. The address of each of Fidelity, Fidelity Low Priced Stock Fund and FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

(4) Tocqueville Asset Management LP is an investment adviser registered in accordance with Rule 13d-i(b)(l)(ii)(E), and the address of Tocqueville Asset Management LP is 40 West 57th Street, 19th Floor, New York, NY 10019

(5)

BlackRock, Inc. is a parent holding company or control person in accordance with Rule 13d-i(b)(l)(ii)(G) of the Exchange Act, and the address of BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

(6)

Zesiger Capital Group LLC is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as amended, and the address of Zesiger Capital Group LLC is 460 Park Avenue, 22nd Floor, New York, NY 10022

(7)

The Vanguard Group, Inc. is an investment advisor in accordance with Rule 13d-i(b)(l)(ii)(E) and the address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern PA 19355. The Vanguard Group, Inc. reports shared power to dispose or to direct the disposition of 64,417 shares of common stock. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of these 64,417 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Fiduciary Trust Company directs the voting of these shares.

(8)

Includes 488,376 shares underlying options that are exercisable within 60 days and 10,416 RSUs that vest within 60 days. Upon vesting of the RSU, the holder shall be entitled to receive a number of shares of common stock equal to the number of RSUs then vesting.

(9)	Includes 8,547 RSUs that vest within 60 days.

(10)	Includes 224,596 shares underlying options that are exercisable within 60 days and 4,166 RSUs that vest within 60 days.

(11)	Includes 10,000 shares underlying options that are exercisable within 60 days and 2,083 RSUs that vest within 60 days.

(12)	Includes 722,972 shares underlying options that are exercisable within 60 days and 16,665 RSUs that vest within 60 days.

Equity Compensation Plan Information

The following table sets forth certain information for each of our equity compensation plans as of December 31, 2011.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan
Equity compensation plans approved by stockholders:
2004 Stock Option Plan	137,976	$1.01	649,882
Amended and Restated 2006 Long-Term Equity Incentive Plan	1,381,321	$6.19	1,219,883
Equity compensation plans not approved by stockholders:
None

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that executive officers, directors and greater than 10% owners file reports of ownership and changes of ownership of common stock with the SEC and the Nasdaq Global Select Market. Based on a review of the ownership reports filed with the SEC during fiscal 2011, we believe that all Section 16(a) filing requirements were met during the year.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The compensation committee of our Board (the “Committee”) is responsible for directing our executive compensation philosophy, policies, plans and programs and for determining the compensation elements and amounts paid to our named executive officers. The Committee reviews compensation elements and amounts for our named executive officers on an annual basis, at the time of a promotion or other change in level of responsibilities, as well as when competitive circumstances may require. Our current executive officers, Messrs. Hensler, Scherich and Whitaker, are responsible for matters of company policy and are our “named executive officers.”

Executive Summary

Key actions and decisions taken in 2011 include:

•

The Committee developed Stock ownership guidelines for the NEO’s and the Board. The CEO has a guideline of five times his base salary. The other NEO’s have a guideline of two times their base salary, and the Board’s guideline is three times their annual retainer.

•

Our CEO’s base salary was increased for 2011, with the input of our Compensation Consultant, to align him at the midpoint of the market data, consistent with our compensation philosophy. Our other NEO’s received nominal or no increase in 2011.

•	Our annual MIP cash-based bonus program achieved above target results on a consolidated basis, and our NEO’s also achieved above target on the individualized goal portion of the MIP.

•

For 2011, we again used time-based RSU grants from our LTIP. The time-based vesting remains at five years. In 2012, we granted a portion of our LTI in the form of performance-based grants in order to emphasize our investment in the North Carolina facility.

•	We renewed the expiring employment agreements with our NEO’s

•

The non-binding advisory vote on executive compensation was overwhelmingly approved. Additionally, the shareholders voted to have the advisory vote to approve the compensation of our named executive officers every year, and the Board agreed to follow this recommendation.

Compensation Policies and Practices

The primary objectives of our executive compensation program are to:

•	attract, motivate and retain the best possible executive talent, capable of producing optimal performance results for our company, consistent with our goal of creating value for our stockholders;

•	achieve accountability for performance by linking annual cash and long-term incentive awards to achievement of measurable performance objectives where it is feasible; and

•	align executives’ incentives with value creation for our stockholders.

The foremost objective of our compensation program is to align the interests of our executive officers with the interests of our stockholders in seeing increases in the value of our company. To that end, a substantial portion of our executive officers’ total compensation is tied to the achievement of performance measures important to our business and to the price of our stock. We believe this focuses the efforts of our executive officers on managing the aspects of our business that are key to our success and aligns the interests of our executive officers more broadly with those of our stockholders.

Our executive compensation consists primarily of the following components:

•	base salary;

•	annual cash bonus incentives;

•	long-term incentive awards;

•	post-termination benefits, including severance and retirement benefits; and

•	certain additional executive benefits and perquisites.

In 2008 the Committee determined that our total executive compensation package should be structured to place our named executive officers between the 50th and 75th percentiles of our peer group, depending on good to excellent performance. The fixed portion of the total (base salary) is targeted at the 50th percentile (i.e., the median) of the pay market. The remaining portion of the executive compensation package is contingent (e.g., annual cash bonus incentives and long-term incentive awards) and allows our named executive officers to significantly increase their overall compensation relative to the pay market for achievement of superior results, sustained success in achieving strategic goals and increasing the value of our company.

As discussed below, year-to-year company-wide and individual performance measures continue to be important components of our annual cash bonus incentives. Because we operate in a commodity business where the LME price of the commodity is largely out of management’s control, we design the annual cash bonus program with multiple target sensitivities that change the net income goal upward or downward based on the LME price of the zinc and nickel commodities. Furthermore, by providing time-vesting RSU awards that vest over a five-year period, the Committee can provide incentives to our named executive officers to set long-term value-creating goals and to continue to work to achieve those goals. Because a very significant portion of the compensation package is contingent on performance and largely structured as equity awards, and because we believe achievement of the performance objectives will enhance stockholder value, we feel that our compensation philosophy properly aligns management’s incentives with the interests of our stockholders.

Role of Consultants and Management

The Committee has relied on the services of Buck Consultants in order to develop and maintain a pay peer group and to benchmark NEO compensation. In 2007, the Committee worked with the consultant to establish the initial peer group of metals and materials companies. In 2010 the Committee worked with the consultant to update the group based on prevailing facts and circumstances (e.g., evolving size and scope of Horsehead and the peers).

In the course of 2011, Buck Consultants presented specific recommendations to the Board and the Committee with respect to compensation of our named executive officers based on the overall compensation philosophy of the Committee and related information, including:

•	information on base salary, total annual compensation and long-term direct compensation, derived from the revised peer group and published survey analysis for companies similar in size to our company;

•

competitive information regarding long term incentive award values, as well as share utilization rates which represent a measure of the relative proportion of a company’s shares used for compensation, for relevant industry classifications and the peer group. The competitive share utilization rate information was adjusted to reflect the differences between full value share awards, such as the RSUs the Committee awards to our named executive officers, and appreciation based awards, such as the stock options previously awarded to our named executive officers; and

•	stock ownership guidelines for the named executive officers and the Board.

This competitive compensation information was used to establish a comparison base for determining salary adjustments and equity compensation awards for the named executive officers. Additionally, the Committee reviewed existing compensation program opportunities and outstanding awards, such as our performance-based RSUs.

The Committee considers the information described above and determines base salary and other compensation package parameters, such as annual incentive and long-term incentive opportunities, for the chief executive officer, subject to final approval by our Board. The chief executive officer makes compensation recommendations to the Committee for each of the other named executive officers based on:

•	his assessment of each executive’s performance;

•	the benchmarking information described above; and

•	the overall philosophy of the Company’s executive compensation program.

The Committee discusses these recommendations with the chief executive officer and makes final recommendations to the Board, which the Board considers and, if appropriate, approves.

Benchmarking Approach

We have generally emphasized the compensation of the named executive officers with those of a select group of comparably-sized peer companies. In 2007 we used a group of 15 metals and materials companies having market capitalization of less than $3.0 billion, that were similar in focus and operations to us. In 2009, given the upheaval in the markets and the economy in general, which exacerbated the relative differences between members of the peer group and our company, the Committee relied more on published compensation data, focusing on companies with revenue of $250 million to $500 million, in evaluating compensation for our named executive officers.

In 2010, the Committee and the consultant refined the peer group to ensure that it continued to include companies having business models and Global Industry Classification Standard codes similar to ours and to ensure that the peer group represented a range of revenues comparable to ours, with ours fitting approximately at the median of the peer group. The principle objective was to develop a group of comparable companies for compensation benchmarking that reflects Horsehead’s current and potential financial size. The revised peer group approved by our Board in 2010 consists of: Amcol International Corporation, Calgon Carbon Corporation, Globe Specialty Metals Inc., Handy & Harman Ltd. (formerly WHX Corp.), Haynes International Inc., Hecla Mining Co., Innophos Holdings, Inc., Materion Corporation (formerly Brush Engineered Materials), Metalico Inc., Quaker Chemical Corp., Quanex Building Products Corp., RTI International Metals Inc., Stillwater Mining Company, Universal Stainless & Alloy Products Inc., US Ecology, Inc., and Westmoreland Coal Co.

Using this peer group, along with proprietary surveys of total compensation practices, the consultant conducted an assessment of total direct compensation practices for executives in companies that are similar in size and operations to us. These additional surveys were not as company specific as the peer group and generally included industrial surveys of companies similar in size (e.g., revenue) to us. Within those surveys, the positions of our management team were matched to positions in the published survey data based on job responsibilities and a revenue scope of $400 million. The Committee has this or similar information compiled annually and considers the recommendations of the consultant with respect to the establishment of compensation package parameters, such as base salary targets and performance-based compensation, as needed and appropriate.

Elements of Compensation

Many of the elements of compensation are set forth in the employment agreements we entered into with each Messrs. Hensler and Scherich, in connection with the completion of the private placement of approximately 16.0 million shares of our common stock in November 2006 (the “2006 Private Placement”), which agreements were negotiated by affiliates of Sun Capital Partners, Inc. (together with its affiliates, “Sun Capital”), who then held a majority of our capital stock and controlled our Board. These employment agreements were due to expire during 2011, and in January 2011 we renewed these agreements for three-year terms, with automatic one-year renewals thereafter unless otherwise terminated. The employment agreements are discussed throughout this Compensation Discussion and Analysis.

Base Salary

Our base salary structure and practice of periodic salary reviews are designed to reward individual achievement and performance and our overall performance. Base salary is established based on the experience, skills, knowledge and responsibilities required of the executive officers in their roles. Typically, when establishing the base salaries of the executive officers, the Committee considered a number of factors, including the years of service of the individual, the individual’s duties and responsibilities, the ability to replace the individual, market data on similar positions with competitive companies, the desired range of our overall compensation for our various management team members and our desired balance of cash and long-term incentive compensation. As described above, the Committee looks to the 50th percentile of our pay market as a target for base salaries for our named executive officers.

Salaries for executive officers are reviewed by the Committee and the Board on an annual basis, at the time of a promotion or other change in level of responsibilities, as well as when competitive circumstances may require. Increases in salary are based on factors such as the individual’s level of responsibility and performance, our company’s performance and expected performance and the levels of compensation provided by metals companies similar to us in size and operation, including the benchmark companies and published survey information described above in “— Benchmarking Approach.”

In 2011, based on the review described above, we increased the base salaries of our named executive officers as set forth in the Executive Compensation Tables below. Effective January 1, 2011, Mr. Hensler’s base salary was increased to $570,000 with an eye toward moving him to the midpoint of the market data. The Board and Mr. Hensler agreed that his base compensation would remain unchanged for 2012. Mr. Scherich received a 2.7% salary increase to $285,000, and Mr. Alavi’s salary was not increased in 2011 because he had previously received a market adjustment to a salary of $200,000 in August 2010.

Annual Cash Bonus Incentives

The objective of the annual cash bonus awards is to reward executive officers for achieving individual, company and operating unit performance goals. These awards are determined initially as a percentage of each executive officer’s base salary for the fiscal year and are based primarily on the achievement of financial targets, such as consolidated and/or operating unit budgeted levels of net income and/or cash flow. Our targets remove the impact of changes in the market prices of zinc and nickel, which are outside the control of our management team. The Committee often also considers individual and/or operational targets, such as safety and production and shipping performance. Each annual cash bonus is generally paid in a single installment in the first quarter following the completion of a given fiscal year once the annual audit report is issued or, if earlier, following the Board’s determination that the earnings targets for the fiscal year have been met.

Each year, the Committee approves an annual cash bonus incentive plan for our named executive officers (the “MIP”), which going forward, pending approval of the 2012 Plan by our stockholders at the Annual Meeting, will be established under the parameters of our new 2012 Plan. Under the 2011 MIP, each named executive officer is provided an overall target amount for his annual cash bonus (the “Overall Target Bonus”), which was established as a percentage of his base salary: 80% in Mr. Hensler’s case, or $456,000; 50% in Mr. Scherich’s case, or $142,500; and 30% in Mr. Alavi’s case, or $60,000. Under the 2011 MIP, for each named executive officer, 80% of the annual cash bonus amount depended on our consolidated net income for the year, excluding amounts recorded as expenses in connection with the 2011 MIP. The remaining 20% of the annual cash bonus amount for each executive depended on the achievement of operational performance measures identified by our Board for each executive.

For 2011, different operational performance measures were established for each of our named executive officers. For Mr. Hensler, these were based on completing certain analyses concerning our North Carolina facility, improving health and safety performance, and reaching certain labor agreements. For Mr. Scherich these were based on arranging financings concerning our North Carolina facility, settlement of a specified insurance claim, reducing various specified costs, and implementing a specified software system, and for Mr. Alavi these were based on obtaining specified agreements and incentives concerning our North Carolina facility, resolving various disputes and entering into a specified supply agreement concerning our current operations. These measures have differing weights, ranging from 2.5% to 10% of the overall bonus amount for each executive officer. Mr. Whitaker was paid a bonus based on his pro-rated service for 2011 and the average performance award percentage for participants in the 2006 Plan.

The consolidated net income measure and the operational performance measures were judged by our Board against Threshold, Target and Distinguished levels. If the results with respect to a given measure failed to meet the Threshold level, then nothing was to be paid to the respective named executive officer with respect to the portion of the Overall Target Bonus allocated to that measure. If the Threshold level for a given measure was met, then an amount equal to 50% of the portion of the Overall Target Bonus allocated to that measure was to be paid. If the Target level for a given measure was met, then 100% of the portion of the Overall Target Bonus allocated to that measure was to be paid, and if the Distinguished level for a given measure was met, then 200% of the portion of the Overall Target Bonus allocated to that measure was to be paid. If performance for a given measure fell between two levels, the portion of the bonus allocated to that measure was to be pro rated accordingly.

The Distinguished, Target and Threshold levels for the consolidated net income performance measure depended on the average London Metals Exchange (“LME”) prices for zinc and nickel in 2011. For higher LME zinc and nickel prices, the Committee established higher Distinguished, Target and Threshold consolidated net income levels, and for lower LME zinc price, the consolidated net income levels were lower under the 2011 MIP. Because the average LME prices of zinc and nickel for 2011were $0.9936 and $10.3558 per pound, respectively, for 2011 under the 2011 MIP, the Threshold level for the consolidated net income performance measure was $8.983 million, the Target level was $17.965 million and the Distinguished level was $35.93 million.

In 2011, we reported consolidated net income of $21.454 million. The Committee, however, determined that it would be appropriate to exclude certain non-cash effects of hedges and the impairment of the Monaca assets in determining net income for the purposes of the 2011 MIP, because it felt that such adjustments gave a more accurate representation of the true performance of the Company in 2011. Therefore, the net income achievement for MIP purposes was $23.578 million, which was above the Target level and below the Distinguished level for the consolidated net income measure, and the Committee awarded our named executive officers payouts equal to approximately 131% of the portion of their respective Overall Target Bonuses allocated to the consolidated net income measure. Mr. Hensler achieved 143% for the individual performance portion of his Overall Target Bonus. Mr. Scherich and Mr. Alavi achieved 155% and 175% respectively for their individual performance portions of the Overall Target Bonus. As a result, the Board awarded Mr. Hensler an annual cash bonus of $609,131, Mr. Scherich an annual cash bonus of $193,793, and Mr. Alavi an annual cash bonus of $83,997 under the 2011 MIP.

Long-Term Incentive Awards

In 2008 we changed from our historic practice of granting long-term incentive awards in the form of stock options to instead granting LTI awards in the form of RSUs. This change was implemented in connection with the review of our compensation practices by Buck Consultants and was designed to better align the interests of our executive officers with our stockholders’ long-term interests by providing them with equity-based awards that vest over a period of time, upon achievement of certain operational performance measures and/or upon the occurrence of certain events, as well as to reward executive officers for performance. We believe this arrangement benefited our equity holders by providing adequate incentives to retain our executive officers and to focus their efforts on the operational goals key to our success and by aligning their broader interests with our equity holders by having the ultimate value of this compensation dependent upon the value of our stock.

For 2009, 2010 and 2011, due to the significant uncertainty in economic conditions and the resulting difficulty in projecting our future operating performance, the Committee did not grant any performance-vesting RSUs to our named executive officers, but instead issued time based grants that vest ratably on the third, fourth, and fifth anniversary of the grant.

In determining the number of RSUs to be granted to an executive, we take into account the individual’s position, scope of responsibility, ability to affect profits and stockholder value, the individual’s historic and recent performance and the value of equity awards in relation to other elements of the individual executive’s total compensation. Awards for 2011 were based on a market analysis performed by our consultant, which reviewed the total compensation provided to executive officers of our peer group. We awarded RSUs in amounts that, depending on other factors, such as our stock price, could permit our executives to approach the top quartile of total compensation as provided by the peer group to their executive officers.

We determined the size of the January 3, 2011 RSU grants during our December 2010 committee meeting. At the time of our meeting our stock price was $11.75. By the actual grant date (1/3/11) the stock price climbed to $13.17. As a result, the RSU award values for Messrs. Hensler, Scherich and Alavi ($580,000, $217,500 and $217,500, respectively) were 12% higher than when the awards were sized in December.

In January 2012 the Committee again granted performance-vesting RSUs to our named executive officers. The performance-based portion of the grant generally equals 40% of the total award, with the remaining 60% being time based awards, as described above for the 2011 grants. The performance goals are based on the success of the Company completing its North Carolina facility on time and within the budget. The Committee may in the future elect to utilize performance-based RSUs or other performance-based long-term incentives.

Post-Termination Benefits

We provide post-termination benefits to our named executive officers in the form of a 401(k) plan, severance payments, and change of control arrangements. We offer our executive officers participation in our 401(k) plan because we feel it is an important retirement benefit to offer to all of our 401(k) plan participants. We provide severance benefits to our executive officers to afford them financial protection in the event of certain terminations of their employment and also to secure their cooperation following such a separation. Our stock option and RSU grant agreements with respect to our executive officers provide for accelerated vesting upon certain change of control events to in order to retain our executive officers during the process of negotiating and consummating such a transaction and to reward them if we are successful in doing so.

Retirement Benefits.    We sponsor a tax-qualified employee savings and retirement plan, or 401(k) plan, that covers most employees who satisfy certain eligibility requirements relating to minimum age and length of service. Under the 401(k) plan, eligible employees may elect to contribute, with no minimum, up to the maximum allowed by the Code. In 2008, we began i) providing each salaried employee a non-elective contribution equal to 3% of the employee’s eligible compensation and ii) offering a matching contribution equal to 50% of the portion of the employee’s elective contribution that is equal to up to 4% of his or her eligible compensation, in each case subject to limits under applicable tax laws.

Severance Payments.    The employment agreements of Messrs. Hensler and Scherich provide that if the executive’s employment is terminated by us without cause, or in the case of Mr. Hensler he resigns for good reason, the executive is entitled to continue to receive his base salary for a severance period following termination and an amount equal to the average amount paid to the executive as a cash bonus under the MIP in each of the three years preceding termination. The severance periods for Messrs. Hensler, and Scherich are two years and eighteen months, respectively. Each employment agreement provides that the executive will receive severance payments through the severance period as long as certain conditions are met, including that the executive sign a general release of Horsehead from any claims and that the executive has not breached any of the terms or provisions of the non-competition and non-solicitation provisions of his employment agreement. The non-competition period set forth in the employment agreements are through the later of the end of any severance period and twelve months following termination of employment. The non-solicitation period in the employment agreements is 24 months. Mr. Alavi was a party to an employment agreement with the Company, which terminated on November 30, 2011, subject to the agreement of the Company that if his employment ends for reasons other than voluntary termination or just cause, the Company shall provide him with a severance payment in the amount of twelve months salary and bonus equivalent. Beginning in 2013 and beyond, his severance would be reduced to the equivalent of six months salary and bonus equivalent.

The employment agreements define “cause” as: (i) a breach of the employee’s obligations under the agreement; (ii) any felony or crime involving moral turpitude by the employee which our Board determines would have an adverse effect on (a) our reputation or relationships with suppliers, customers, employees or others, (b) the employee’s ability to effectively perform his duties or (c) our business, operations or financial condition; (iii) fraud or embezzlement; (iv) failure to comply with the directives and policies of our Board; (v) gross negligence or recklessness by the employee in the conduct of our business; (vi) material abandonment of duties or (vii) willful action to harm us. Mr. Hensler’s employment agreement defines “good reason” as a substantial diminution in Mr. Hensler’s responsibilities to us.

Change of Control Arrangements.    The option grant agreements we entered into with Messrs. Hensler, Scherich and Alavi in January 2007 in connection with their option grants under our 2006 Plan included provisions pursuant to which the options would become fully vested upon the consummation of certain change of control events. In connection with a change of control where the consideration paid to us or our stockholders consists primarily of cash (as determined by the Committee or the Board), all of the options granted to our named executive officers in January 2007 will be come fully vested and exercisable.

The RSU award agreements we entered into with Messrs. Hensler, Scherich and Alavi in April 2008, March 2009, February 2010 and January 2011 in connection with their time-vesting RSU grants under our 2006 Long-Term Equity Incentive Plan included provisions pursuant to which the time-vesting RSUs would become fully vested upon the date that is six months after the consummation of certain change of control events, provided that the executive was still employed by us at such time, or, if such employment was terminated earlier than before such six month’s date, the date of such executive’s termination (if not for death, disability or cause) following consummation of the applicable change of control event.

Executive Benefits and Perquisites

We only provide material perquisites that are, in the Committee’s view, directly related to the executive’s duties. The only material perquisite that we provide any of our named executive officers is payment of the annual dues for Mr. Hensler at one private social club, based on the belief that the use of such facilities in the course of his employment is in our interest and will further our business purposes. We do not otherwise maintain retirement, pension or deferred compensation programs for executives other than participation in our 401(k) plan as described above. Mr. Hensler and Mr. Scherich are entitled, pursuant to their employment agreements, to receive employee benefits consistent with those received by other employees of the company. Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our executive officers, including health, dental, disability, paid vacation and participation in our 401(k) plan. The Board in its discretion may revise, amend or add to the officer’s executive benefits if it deems it advisable. We believe these benefits are generally equivalent to benefits provided by comparable companies. We have no current plans to change either the employment agreements (except as required by law or as required to clarify the benefits to which our executive officers are entitled as set forth herein) or levels of benefits provided thereunder.

Stock Ownership Guidelines

Our Board has adopted guidelines for ownership of shares of common stock by directors and executive officers. Compliance with the guidelines is voluntary in that there is no formal enforcement mechanism, but all persons subject to the guidelines are expected to comply.

Our guidelines provide that directors are to own stock with a value of three times their annual retainer, the Chief Executive Officer is to own stock with a value of five times his annual base salary, and the Chief Financial Officer and the Vice President-General Counsel are to own shares with a value of two times their respective annual base salaries. Stock that counts toward satisfaction of the guidelines include: shares of common stock owned and retained outright by the director or executive officer and restricted stock units (including all unvested units). Unexercised stock options would not count toward ownership guidelines. These guidelines are to be achieved within five years of election as a director or appointment as an executive officer.

With the exception of our newly hired General Counsel, all of our directors and executive officers are in compliance with our stock ownership guidelines.

Accounting and Tax Considerations

Section 162(m) generally limits the deductibility of compensation paid to a company’s named executive officers to $1 million during any fiscal year. There are exemptions to this rule, such as if such compensation is “performance-based” under Section 162(m). In addition, there is a transition rule exemption for corporations that, like us, become publicly held in an initial public offering. In this case compensation paid under a plan that existed prior to the initial public offering will not be subject to Section 162(m) until the earlier of (1) a material modification of the plan; (2) the issuance of all employer stock and other compensation that has been allocated under the plan; or (3) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the year of the initial public offering (the “Transition Date”), which for us occurred on May 19, 2011, the date of the Annual Meeting last year

In determining which elements of compensation are to be paid, and how they are weighted, we take into account whether a particular form of compensation will be deductible under Section 162(m) of the Code. After the Transition Date rights or awards granted under existing plans, other than options and stock appreciation rights, will not qualify as “performance-based compensation” for purposes of Section 162(m). For this reason, we are requesting shareholder approval of the 2012 Plan, which will permit us to grant awards that qualify as performance-based. If the 2012 Plan is approved, no further awards may be granted under the 2004 and 2006 Plans.

Our compensation program is intended to maximize the deductibility of the compensation paid to our named executive officers to the extent that we determine it is in our best interests. Consequently, we may rely on the exemption from Section 162(m) afforded to us by the transition rule described above for compensation paid pursuant to our pre-existing plans.

In general, we account for our long-term equity incentive grants by expensing them over the applicable vesting period, generally five years, and either do not recognize a compensation expense or reverse a compensation expense with respect to an award that is forfeited for failure of a time or performance vesting condition, depending on the timing. Many other Code provisions, SEC regulations and accounting rules affect the delivery of executive compensation and are generally taken into consideration as programs are developed. Our goal is to create and maintain plans that are efficient, effective and in full compliance with these requirements.

The Committee will continue to review applicable accounting and tax considerations to determine their impact on our company and the named executive officers with respect to compensation and achieving the goals and objectives of our executive compensation program.

REPORT ON EXECUTIVE COMPENSATION

The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Committee has recommended to the Board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee:

T. Grant John
Bryan D. Rosenberger
John van Roden
Jack Shilling

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table summarizes the total compensation earned in 2011, 2010 and 2009 by our named executive officers.

Name and Principal Position	Year	Salary	Bonus		Restricted Stock Unit Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(5)	Total
James M. Hensler	2011	$570,000	$—		$650,098	$—	$609,131	$—	$33,138	$1,862,367
President and Chief	2010	520,000	—		505,228	—	443,756	—	31,619	1,500,603
Executive Officer	2009	480,000	—		473,566	—	76,800	—	33,984	1,064,350

Robert D. Scherich	2011	285,000	—		243,790	—	193,793	—	29,178	751,761
Vice President and Chief	2010	277,500	—		189,464	—	148,007	—	27,809	642,780
Financial Officer	2009	262,500	—		177,588	—	26,250	—	30,264	496,602

Ali Alavi	2011	200,000	—		243,790	—	83,997	—	28,590	556,377
Senior Vice President —	2010	179,062	—		101,048	—	57,303	—	24,174	361,587
Corporate Affairs(3)	2009	160,000	—		94,017	—	9,600	—	27,083	290,700

Gary R. Whitaker	2011	16,667	10,000	(4)	—	—	6,250	—	1,362	34,279
Vice President — General Counsel and Secretary

(1)	Represents the grant date fair value of awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

(2)

Represents annual cash bonus incentive awards paid to each named executive officer pursuant to the MIP. See “Compensation Discussion and Analysis — Elements of Compensation — Annual Cash Bonus Incentives.”

(3)

Mr. Alavi was the Company’s Vice President — Corporate Administration, General Counsel and Secretary and an executive officer until December 1, 2011, at which time Mr. Gary R. Whitaker joined the Company as Vice President — General Counsel and Secretary and as an executive officer and Mr. Alavi ceased serving as an executive officer.

(4)	Signing bonus.

(5)	The amounts shown in this column include $3,960 in 2011, $3,810 in 2010, and $3,720 in 2009 for the annual dues for Mr. Hensler’s private social club membership and the following:

	Year	Company Contributions Under 401(k) Savings Plan	Life Insurance Premiums	Health Care
James M. Hensler	2011	$12,250	$2,940	$13,988
	2010	12,250	2,940	12,619
	2009	12,250	3,340	14,674

Robert D. Scherich	2011	$12,250	$2,940	$13,988
	2010	12,250	2,940	12,619
	2009	12,250	3,340	14,674

Ali Alavi	2011	$12,250	$2,352	$13,988
	2010	9,433	2,122	12,619
	2009	10,271	2,138	14,674

Gary R. Whitaker	2011	$—	$196	$1,166

Grants of Plan-Based Awards

The table below sets forth our threshold, target and maximum payouts under our MIP for 2011. Additionally, during 2011, we granted RSUs to our named executive officers under our 2006 Plan, as set forth below.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)(3)
		Threshold	Target	Maximum	Threshold	Target	Maximum
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)
James M. Hensler	December 10, 2010	$228,000	$456,000	$912,000	—	—	—	—	—	—	—
	January 3, 2011	—	—	—	—	—	—	49,362	—	—	$650,098
Robert D. Scherich	December 10, 2010	71,250	142,500	285,000	—	—	—		—	—
	January 3, 2011	—	—	—	—	—	—	18,511	—	—	243,790
Ali Alavi	December 10, 2010	30,000	60,000	120,000	—	—	—	—	—	—	—
	January 3, 2011	—	—	—	—	—	—	18,511	—	—	243,790
Gary R. Whitaker	December 1, 2011	2,500	5,000	10,000	—	—	—	—	—	—	—

(1)	Represents time-vesting RSUs granted under our 2006 Plan, as more fully described in “Compensation Discussion and Analysis — Elements of Compensation — Long-Term Incentive Awards.”

(2)	Upon vesting of each RSU, the individual is entitled to receive one share of common stock for each vested RSU; no exercise or payment of exercise price is required.

(3)	Represents the full grant date fair value of each individual equity award (on a grant-by-grant basis) as computed under FASB ASC Topic 718.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards as of December 31, 2011 held by our named executive officers. The market value of RSUs that have not vested is based on the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2011.

	Option Awards					Restricted Stock Unit Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Restricted Stock Units That Have Not Vested	Market Value of Restricted Stock Units That Have Not Vested
James M. Hensler	88,376	—	—	$1.01	Sept 15, 2014	—	—
	320,000	80,000	—	13.00	January 16, 2017	—	—
	—	—	—	—	—	216,552	$1,951,134
Robert D. Scherich	49,596	—	—	1.01	Sept 15, 2014	—	—
	140,000	35,000	—	13.00	January 16, 2017	—	—
	—	—	—	—	—	81,729	736,378
Ali Alavi	—	10,000	—	13.00	January 16, 2017	—	—
	—	—	—	—	—	51,809	466,799
Gary R. Whitaker	—	—	—	—	—	—	—

Option Exercises and Restricted Stock Units Vested

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
James M. Hensler	—	—	10,416	175,718
Robert D. Scherich	—	—	4,166	70,280
Ali Alavi	40,000	175,600	2,083	35,140
Gary R. Whitaker	—	—	—	—

(1)

Value realized on exercise is based on the gain equal to the difference between the closing market price of the stock acquired upon exercise on the exercise date less the exercise price, multiplied by the number of options being exercised.

(2)	Value realized on vesting is based on the closing market price on the date of vesting multiplied by the number of shares acquired on vesting.

Pension Benefits

We do not maintain pension plans. Our Board may in the future elect to provide officers and other employees with pension benefits if the Board determined that doing so is in our best interests.

Non-Qualified Deferred Compensation

We do not maintain defined contribution plans or other deferred compensation plans. The Committee may in the future elect to provide officers and other employees with defined contribution or deferred compensation benefits if the Board determines that doing so is in our best interests.

Termination and Change in Control Arrangements

Assuming each named executive officer’s employment was terminated under each of the circumstances set forth below, or a change in control occurred, on December 31, 2011, the estimated values of payments and benefits to each named executive officer are set forth in the following table.

Name	Benefit	Termination Without Cause Prior to a Change in Control	Termination Without Cause Following a Change in Control	Voluntary Termination With Good Reason	Death or Disability	Change in Control
James M. Hensler	Cash severance*	$1,434,626	$1,434,626	$1,434,626	—	—
	Accelerated vesting of options	—	—	—	—	—
	Accelerated vesting of time-vesting RSUs	—	1,951,134	—	—	1,951,134
Robert D. Scherich	Cash severance*	528,206	528,206	—	—	—
	Accelerated vesting of options	—	—	—	—	—
	Accelerated vesting of time-vesting RSUs	—	736,378	—	—	736,378
Ali Alavi	Cash severance*	237,439	237,439	—	—	—
	Accelerated vesting of options	—	—	—	—	—
	Accelerated vesting of time-vesting RSUs	—	466,799	—	—	466,799

*	For a description of cash severance, see “Elements of Compensation — Post-Termination Benefits — Severance Payments.”

Options granted to Messrs. Hensler, Scherich and Alavi under our 2004 Stock Option Plan became fully vested upon the closing of the 2006 Private Placement. If the employment of any executive officer is terminated by us other than for cause, his vested options may be exercised after the date of termination but on or before the 15th day of the third calendar month following the date of termination. If the employment of any executive officer terminates due to death or disability, his vested options may be exercised after the date of termination but on or before the later of (a) December 31 of that year or (B) the 15th day of the third calendar month after the date of termination.

The grant agreements governing the options granted to Messrs. Hensler, Scherich and Alavi in January 2007 provide that all such options will vest and become exercisable in connection with a change of control for which the consideration received by the Company or the stockholders is primarily cash, as determined by our Board or the Committee. As of December 31, 2011, four fifths of the options have vested and are exercisable. Had such a change of control occurred on December 31, 2011, all of the options would have vested, and the value of such vested options is shown in the table above and is based upon the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2011.

The RSU award agreements governing the time-vesting RSUs granted to Messrs. Hensler, Scherich and Alavi in March 2009, February 2010 and January 2011 provide that all such time-vesting RSUs will vest on the date that is six months after the consummation of a change of control, provided that the individual remains employed by the Company through such date, and provided further that in the event the individual’s employment is terminated prior to such date, other than for death, disability or cause, such vesting will occur on the date of such termination. The value of such vested time-vesting RSUs is shown in the table above and based upon the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2011.

Compensation of Directors

Effective as of April 1, 2011, each of our non-employee directors receives a fee at a rate of $60,000 per year for service as a director, our audit committee chairman receives an additional fee at a rate of $25,000 per year and the chairs of each of our compensation committee and nominating and corporate governance committee receive an additional fee at a rate of $15,000 per year. In addition, our lead independent director receives an additional fee at a rate of $15,000 per year, unless such individual is concurrently a chair of one of these committees.

In January, 2011, we issued to each of Messrs. John, van Roden, Shilling and Rosenberger 5,957 RSUs, vesting on January 3, 2012. No RSUs or other stock or option awards were granted to our non-employee directors in 2009 or 2010.

All of our directors are reimbursed for out-of-pocket expenses incurred in connection with attending all Board and committee meetings. The following table summarizes the compensation of our directors in 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
John van Roden	$85,000	78,454	—	—	—	—	$163,454
T. Grant John	75,000	78,454	—	—	—	—	153,454
Bryan D. Rosenberger	75,000	78,454	—	—	—	—	153,454
Jack Shilling	75,000	78,454	—	—	—	—	153,454

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents fees for professional services rendered by Grant Thornton LLP for fiscal 2010 and fiscal 2011.

Fee Category	Fiscal Year Ended December 31, 2010	Fiscal Year Ended December 31, 2011
	(Thousands)
Audit Fees	$656,822	844,710
Audit-Related Fees	24,970	25,880
Tax Fees	40,325	188,460
All Other Fees	—	—

Total Fees	$722,117	$1,059,050

Audit Fees:    Consists of fees billed for professional services rendered in connection with the audit of the consolidated financial statements of Horsehead Holding Corp. for fiscal 2009 through fiscal 2011, our issuance in 2011 of our convertible notes, our 2011 acquisition of Zochem, Inc. and tax related services concerning our North Carolina facility that is under construction.

Audit-Related Fees:    Consists of fees billed for assurance and related services that are not reported under “Audit Fees.” These services include audits of employee benefit plans.

Tax Fees:    Consists principally of fees for services provided in connection with tax planning, advice, diligence and compliance services.

All Other Fees:    Consists of fees for services other than those reported above.

All audit, audit-related and tax services performed by Grant Thornton LLP in fiscal 2011 were pre-approved by the audit committee of our Board, which concluded that the provision of such services by Grant Thornton LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Pursuant to the audit committee charter, the audit committee must approve all audit engagement fees and other significant compensation to be paid to the independent auditor and the terms of such engagement. The audit committee’s charter provides also that individual engagements must be separately approved. Additionally, the audit committee is required to pre-approve any non-audit services to be provided to the Company by the independent auditor. The policy requires also specific approval by the audit committee if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year. The policy authorizes the audit committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

MATTERS RELATING TO AUDITORS

We expect representatives of Grant Thornton LLP to be present at the Annual Meeting.

Audit Committee Report

The audit committee of our Board has reviewed and discussed the audited financial statements with management, which has represented that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The audit committee discussed with management the quality and acceptability of the accounting principles employed including all critical accounting policies used in the preparation of the financial statements and related notes, the reasonableness of judgments made, and the clarity of the disclosures included in the statements.

The audit committee also reviewed our consolidated financial statements for fiscal 2011 with Grant Thornton LLP, our independent auditors for fiscal 2011, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The audit committee has discussed with Grant Thornton LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

The audit committee has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and has discussed with Grant Thornton LLP its independence and has considered whether the provision of non-audit services by Grant Thornton LLP to us is compatible with maintaining Grant Thornton LLP’s independence.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission.

This report is submitted by the members of the audit committee:

John van Roden
Bryan D. Rosenberger
T. Grant John
Jack Shilling

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2013 MEETING

Our By-laws permit stockholders to make proposals for, and to nominate directors for election at, an annual stockholder meeting. Stockholder proposals intended for inclusion in the Company’s proxy statement relating to the next annual meeting in May 2013 must be received by the Company no later than December 8, 2012. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC. Under the Company’s by-laws, proposals of stockholders not intended for inclusion in the proxy statement, but intended to be raised at the Company’s regularly scheduled annual meeting of stockholders to be held in 2012, including nominations for election as directors of persons other than nominees of the Board of Directors, must comply with the procedures outlined in the Company’s by-laws, which are described below, and must be received, by the Corporate Secretary at the address noted below, no earlier than January 17, 2013 and no later than February 16, 2013. In the event the annual meeting for 2013 is scheduled to be held on a date more than 30 days prior to or delayed by more than 60 days after May 17, 2013, notice of such proposals or nominations must be so received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the 2013 annual meeting was mailed or public disclosure of the 2013 annual meeting was made. A copy of the Company’s by-laws may be found on the Company’s website www.horsehead.net, and is available upon request from the Corporate Secretary, 4955 Steubenville Pike, Suite 405, Pittsburgh, Pennsylvania 15205.

Notice of a stockholder proposal must include, as to each matter proposed, (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address, as it appears on the Company’s books, of the stockholder proposing such business, (iii) the class and number of shares of the Company’s capital stock which are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business.

A notice of a stockholder nomination for election to the Board shall set forth (i) as to each person whom the stockholder proposes to nominate for election as a director at such meeting (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder, (B) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

We evaluate director nominees recommended by stockholders in the same manner in which we evaluate other director nominees. We have established through our Corporate Governance and Nominating Committee selection criteria that identify desirable skills and experience for prospective Board members, including consideration of the potential candidate’s qualification as independent, as well as consideration of diversity, age, skills, expertise and experience in the context of the Board and other criteria determined by the Corporate Governance and Nominating Committee determines from time to time.

ADDITIONAL INFORMATION

We will bear the cost of the Annual Meeting and the cost of this proxy solicitation, including mailing costs. In addition to solicitation by mail, our directors, officers, and regular employees may solicit proxies by telephone or otherwise, with no specific additional compensation to be paid for such services.

The Board knows of no matter to be brought before the Annual Meeting other than the matters identified in this proxy statement. If, however, any other matter properly comes before the Annual Meeting, the individuals named in the proxy solicited by the Board intend to vote on it on behalf of the stockholders they represent in accordance with their best judgment.

By order of the Board of Directors

Gary R. Whitaker
Secretary

Dated: April 10, 2012

APPENDIX A

HORSEHEAD HOLDING CORP.

2012 INCENTIVE COMPENSATION PLAN

ARTICLE 1

NAME AND PURPOSE

This Plan shall be known as the “Horsehead Holding Corp. 2012 Incentive Compensation Plan.”

The purpose of this Horsehead Holding Corp. 2012 Incentive Compensation Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Individuals cash and stock-based incentives in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. The Plan is effective as of the date set forth in Article 15.

ARTICLE 2

DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

2.1    “Acquisition Event” has the meaning set forth in Section 4.2(d).

2.2    “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that, unless otherwise determined by the Committee, the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

2.3    “Award” means any award under the Plan of any Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Performance Award, Other Stock-Based Award or Other Cash-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

2.4    “Award Agreement” means the written or electronic agreement setting forth the terms and conditions applicable to an Award.

2.5    “Board” means the Board of Directors of the Company.

2.6    “Cause” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (i) conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; or (ii) conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise; or (iii) willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company or a Subsidiary, as the case may be; (iv) breach of duty of loyalty to the Company or a Subsidiary or any act of fraud or dishonesty with respect to the Company or a Subsidiary; or (v) a material violation of any material written policy of the Company.

2.7    “Change in Control” has the meaning set forth in Section 11.2.

2.8    “Change in Control Price” has the meaning set forth in Section 11.1.

2.9    “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.

2.10    “Committee” means any committee of the Board duly authorized by the Board to administer the Plan. If no committee is duly authorized by the Board to administer the Plan, the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan.

2.11    “Common Stock” means the Common Stock, $0.01 par value per share, of the Company.

2.12    “Company” means Horsehead Holding Corp., a Delaware corporation, and its successors by operation of law.

2.13    “Competition” is deemed to occur if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 5% of, a corporation, partnership, firm or other entity that engages in any of the businesses of the Company or any Subsidiary with which the person was involved in a management role at any time during his or her last five years of employment with or other service for the Company or any Subsidiaries.

2.14    “Consultant” means any advisor or consultant to the Company or its Affiliates.

2.15    “Disability” means, unless otherwise determined by the Committee in the applicable Award Agreement, with respect to a Participant’s Termination, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

2.16    “Effective Date” means the effective date of the Plan as defined in Article 15.

2.17    “Eligible Employee” means each employee of the Company or an Affiliate.

2.18    “Eligible Individual” means an Eligible Employee, Non-Employee Director or Consultant who is designated by the Committee in its discretion as eligible to receive Awards subject to the conditions set forth herein.

2.19    “Exchange Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.20    “Exempt Person” means any employee benefit plan of the Company or any Subsidiary or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary or any underwriter who temporarily acquires securities in an offering.

2.21    “Fair Market Value” means, for purposes of the Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded or (b) if the Common Stock is not traded, listed or otherwise reported or quoted, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate taking into account the requirements of Section 409A of the Code. For purposes of the grant of any Award, the applicable date shall be the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Company or, if not a day on which the applicable market is open, the next day that it is open.

2.22    “Family Member” means “family member” as defined in Section A.1.(a)(5) of the general instructions of Form S-8.

2.23    “Full Value Award” means any Award other than a Stock Option or Stock Appreciation Right.

2.24    “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parents (if any) under the Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

2.25    “Non-Employee Director” means a director or a member of the Board of the Company or any Affiliate who is not an active employee of the Company or any Affiliate.

2.26    “Non-Qualified Stock Option” means any Stock Option awarded under the Plan that is not an Incentive Stock Option.

2.27    “Non-Tandem Stock Appreciation Right” shall mean the right to receive an amount in cash and/or stock equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the Fair Market Value of a share of Common Stock on the date that the right was awarded to the Participant, taking into account any adjustment as may be provided in Section 4.2(b).

2.28    “Other Cash-Based Award” means an Award granted pursuant to Article 6 of the Plan and payable in cash at such time or times and subject to such terms and conditions as determined by the Committee in its sole discretion.

2.29    “Other Stock-Based Award” means an Award under Article 6 of the Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to an Affiliate.

2.30    “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.

2.31    “Participant” means an Eligible Individual to whom an Award has been granted pursuant to the Plan.

2.32    “Performance Award” means an Award granted to a Participant pursuant to Article 10 hereof contingent upon achieving certain Performance Goals.

2.33    “Performance Goals” means goals established by the Committee as contingencies for Awards to vest and/or become exercisable or distributable based on one or more of the performance goals set forth in Exhibit A hereto.

2.34    “Performance Period” means the designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.

2.35    “Plan” means this Horsehead Holding Corp. 2012 Incentive Compensation Plan, as amended from time to time.

2.36    “Reference Stock Option” has the meaning set forth in Section 8.1.

2.37    “Restricted Stock” means an Award of shares of Common Stock under the Plan that is subject to restrictions under Article 9.

2.38    “Restricted Stock Unit” means an Award of a restricted stock unit as an Other Stock-Based Award pursuant under Article 10.

2.39    “Restriction Period” has the meaning set forth in Section 9.3(a) with respect to Restricted Stock.

2.40    “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.

2.41    “Section 162(m) of the Code” means Section 162(m) of the Code and any applicable treasury regulations thereunder.

2.42    “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable treasury regulations and other official guidance thereunder.

2.43    “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Reference to a specific section of the Securities Act or regulation thereunder shall include such section or regulation, any valid regulation or interpretation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.44    “Stock Appreciation Right” shall mean the right pursuant to an Award granted under Article 8.

2.45    “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Individuals granted pursuant to Article 7.

2.46    “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

2.47    “Tandem Stock Appreciation Right” shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash and/or stock equal to the difference between (i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

2.48    “Ten Percent Stockholder” means a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

2.49    “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.

2.50    “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of such Consultant’s consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Consultancy in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter, provided that any such change to the definition of the term “Termination of Consultancy” does not subject the applicable Award to Section 409A of the Code.

2.51    “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of such Non-Employee Director’s directorship, such Non-Employee Director’s ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.

2.52    “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of such Eligible Employee’s employment, unless otherwise determined by the Committee, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may otherwise define Termination of Employment in the Award Agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter, provided that any such change to the definition of the term “Termination of Employment” does not subject the applicable Award to Section 409A of the Code.

2.53    “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in any entity), whether for value or no value and whether voluntary or involuntary (including by operation of law), and (b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in any entity) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.

ARTICLE 3

ADMINISTRATION

3.1    The Committee.    The Plan shall be administered and interpreted by the Committee. To the extent required by applicable law, rule or regulation, it is intended that each member of the Committee shall qualify as (a) a “non-employee director” under Rule 16b-3, (b) an “outside director” under Section 162(m) of the Code and (c) an “independent director” under the rules of any national securities exchange or national securities association, as applicable. If it is later determined that one or more members of the Committee do not so qualify, actions taken by the Committee prior to such determination shall be valid despite such failure to qualify.

3.2    Grants of Awards.    The Committee shall have full authority to grant, pursuant to the terms of the Plan, to Eligible Individuals: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock Awards, (iv) Restricted Stock Units; (v) Performance Awards; (vi) Other Stock-Based Awards; and (vii) Other Cash-Based Awards. In particular, the Committee shall have the authority:

(a)    to select the Eligible Individuals to whom Awards may from time to time be granted hereunder;

(b)    to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Individuals;

(c)    to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion) and the terms and conditions of any Award Agreement evidencing any such Award;

(e)    to determine the amount of cash, if any, to be covered by each Award granted hereunder;

(f)    to determine whether, to what extent and under what circumstances grants of Stock Options and other Awards under the Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of the Plan;

(g)    to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 7.4(d);

(h)    to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option;

(i)    to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

(j)    to modify, extend or renew an Award, subject to Article 12 and Section 7.4(l), provided, however, that such action does not subject the Award to Section 409A of the Code without the consent of the Participant; and

(k)    solely to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Participants in order to exercise Options under the Plan.

3.3    Guidelines.    Subject to Article 12 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of the Plan. The Committee may adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall impair the rights of any Participant without the Participant’s consent. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3, and with respect to Awards intended to be “performance-based,” the applicable provisions of Section 162(m) of the Code, and the Plan shall be limited, construed and interpreted in a manner so as to comply therewith.

3.4    Decisions Final.    Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

3.5    Procedures.    If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.6    Designation of Consultants/Liability.

(a)    The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b)    The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to sub-section (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

3.7    Indemnification.    To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each officer or employee of the Company or any Affiliate and member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any right of indemnification the employees, officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate.

Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to such individual under the Plan.

ARTICLE 4

SHARE LIMITATION

4.1    Shares.    (a) Upon approval of the Plan by the stockholders of the Company, no further grants may be made under the Horsehead Holding Corp. 2004 Stock Option Plan or the Horsehead Holding Corp. Amended and Restated 2006 Long-Term Equity Incentive Plan. Subject to any increase or decrease pursuant to Section 4.2, the aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under the Plan shall not exceed 2,700,000.

(b)    Individual Participant Limitations.    To the extent required by Section 162(m) of the Code for Awards under the Plan to qualify as “performance-based compensation,” the following individual Participant limitations shall apply:

(i)    The maximum number of shares of Common Stock subject to any Award of Stock Options, or Stock Appreciation Rights, or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 9.3(a)(ii), or Other Stock-Based Awards for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 9.3(a)(ii) which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 500,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Awards granted to any Participant that are intended to qualify under this Section 4.1(b) does not exceed 1,000,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Participant’s individual share limitations for both Stock Appreciation Rights and Stock Options.

(ii)    There are no annual individual share limitations applicable to Participants on Restricted Stock or Other Stock-Based Awards for which the grant, vesting or payment (as applicable) of any such Award is not subject to the attainment of Performance Goals.

(iii)    The maximum number of shares of Common Stock subject to any Performance Award which may be granted under the Plan during any fiscal year of the Company to any Participant shall be 500,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) with respect to any fiscal year of the Company.

(iv)    The maximum value of a cash payment made under a Performance Award which may be granted under the Plan with respect to any fiscal year of the Company to any Participant shall be four million dollars ($4,000,000).

The maximum number of shares of Common Stock with respect to which Incentive Stock Options may be granted under the Plan shall be 1,375,000 shares. If any Option, Stock Appreciation Right or Other Stock-Based Award granted under the Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If any shares of Restricted Stock, Performance Awards, Restricted Stock Units or Other Stock-Based Awards denominated in shares of Common Stock awarded under the Plan to a Participant are forfeited for any reason, the number of forfeited shares of Restricted Stock, Performance Awards, Restricted Stock Units or Other Stock-Based Awards denominated in shares of Common Stock shall again be available for purposes of Awards under the Plan. If a Tandem Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under the Plan. Any Award under the Plan settled in cash shall not be counted against the foregoing maximum share limitations. For the avoidance of doubt, any shares of Common Stock that are used to pay any exercise price pursuant to Section 7.4(c) or to satisfy any minimum statutorily required withholding obligations pursuant to Section 14.4 or shares of stock not issued or delivered as a result of the net settlement of a stock appreciation right shall not again be available for the purpose of Awards under the Plan.

4.2    Changes.

(a)    The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b)    Subject to the provisions of Section 4.2(d), if there shall occur any such change in the capital structure of the Company by reason of any stock split, reverse stock split, stock dividend, subdivision, combination or reclassification of shares that may be issued under the Plan, any recapitalization, any merger, any consolidation, any spin off, any reorganization or any partial or complete liquidation, or any other corporate transaction or event having an effect similar to any of the foregoing (a “Section 4.2 Event”), then (i) the aggregate number and/or kind of shares that thereafter may be issued under the Plan, (ii) the number and/or kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award granted under the Plan, and/or (iii) the purchase price thereof, shall be appropriately adjusted. In addition, subject to Section 4.2(d), if there shall occur any change in the capital structure or the business of the Company that is not a Section 4.2 Event (an “Other Extraordinary Event”), including by reason of any extraordinary dividend (whether cash or stock), any conversion, any adjustment, any issuance of any class of securities convertible or exercisable into, or exercisable for, any class of stock, or any sale or transfer of all or substantially all of the Company’s assets or business, then the Committee, in its sole discretion, may adjust any Award and make such other adjustments to the Plan. Any adjustment pursuant to this Section 4.2 shall be consistent with the applicable Section 4.2 Event or the applicable Other Extraordinary Event, as the case may be, and in such manner as the Committee may, in its sole discretion, deem appropriate and equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under the Plan. Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and their respective heirs, executors, administrators, successors and permitted assigns. Except as expressly provided in this Section 4.2 or in the applicable Award Agreement, a Participant shall have no rights by reason of any Section 4.2 Event or any Other Extraordinary Event.

(c)    Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or 4.2(b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment may be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

(d)    In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company’s assets (each of the foregoing being referred to as an “Acquisition Event”), then the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights or any Other Stock-Based Awards that provide for a Participant elected exercise, effective as of the date of the Acquisition Event, to the extent permissible under Code Section 409A, by (i) cashing-out such Awards, to the extent vested, upon the date of consummation of the Acquisition Event, or (ii) delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all such Participant’s vested Awards that are then outstanding, but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article 11 shall apply.

4.3    Minimum Purchase Price.    Notwithstanding any provision of the Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under the Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.

ARTICLE 5

ELIGIBILITY

5.1    General Eligibility.    All current and prospective Eligible Individuals are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.2    Incentive Stock Options.    Notwithstanding the foregoing, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under the Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in the Plan shall be determined by the Committee in its sole discretion.

5.3    General Requirements.    The vesting and exercise of Awards granted to a prospective Eligible Individual are conditioned upon such individual actually being or becoming an Eligible Employee, Consultant or Non-Employee Director, as the case may be. Notwithstanding anything herein to the contrary, (i) in no event shall a Full Value Award not subject to performance-based conditions have a vesting schedule resulting in such Full Value Award vesting in full prior to the third anniversary of the grant date, and (ii) in no event shall a Full Value Award that is subject to performance-based conditions be based upon a Performance Period of less than one year; provided, however, that these restrictions will be inapplicable with respect to Awards representing in the aggregate no more than 10% of the total shares of Common Stock authorized for issuance under the Plan. For purposes of clarity, this restriction will not prohibit any Full Value Award from having partial vesting dates prior to the third anniversary of the grant date in accordance with a proportionate vesting schedule determined at the discretion of the Committee, so long as such award does not vest in full prior to the third anniversary of the grant date.

ARTICLE 6

RESTRICTED STOCK UNITS AND OTHER STOCK-BASED AND CASH-BASED AWARDS

6.1    Other Stock-Based Awards.    The Committee is authorized to grant to Eligible Individuals Restricted Stock Units and Other StockBased Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units and Restricted Stock Units. Restricted Stock Units and Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

Subject to the provisions of the Plan, the Committee shall have authority to determine the Eligible Individuals, to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

The Committee may condition the grant or vesting of Restricted Stock Units and Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion; provided that to the extent that such Restricted Stock Units and Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the grant or vesting of such Restricted Stock Units and Other Stock-Based Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

6.2    Terms and Conditions.    Awards of Restricted Stock Units and Other Stock-Based Awards made pursuant to this Article 6 shall be subject to the following terms and conditions:

(a)    Non-Transferability.    Subject to the applicable provisions of the Award Agreement and the Plan, shares of Common Stock subject to Awards made under this Article 6 may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)    Dividends.    Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award Agreement and the Plan, the recipient of an Award under this Article 6 shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents in respect of the number of shares of Common Stock covered by the Award.

(c)    Vesting.    Any Award under this Article 6 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award Agreement, as determined by the Committee, in its sole discretion, subject to the requirements of Section 5.3.

(d)    Price.    Common Stock issued on a bonus basis under this Article 6 may be issued for no cash consideration. Common Stock purchased pursuant to a purchase right awarded under this Article 6 shall be priced, as determined by the Committee in its sole discretion.

6.3    Other Cash-Based Awards.    The Committee may from time to time grant Other Cash-Based Awards to Eligible Individuals in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by applicable law, as it shall determine in its sole discretion. Other Cash-Based Awards may be granted subject to the satisfaction of vesting conditions or may be awarded purely as a bonus and not subject to restrictions or conditions, and if subject to vesting conditions, the Committee may accelerate the vesting of such Awards at any time in its sole discretion. The grant of an Other Cash-Based Award shall not require a segregation of any of the Company’s assets for satisfaction of the Company’s payment obligation thereunder.

ARTICLE 7

STOCK OPTIONS

7.1    Options.    Stock Options may be granted alone or in addition to other Awards granted under the Plan. Each Stock Option granted under the Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.

7.2    Grants.    The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options. The Committee shall have the authority to grant any Consultant or Non-Employee Director one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not so qualify shall constitute a separate Non-Qualified Stock Option.

7.3    Incentive Stock Options.    Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

7.4    Terms of Options.    Options granted under the Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)    Exercise Price.    The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

(b)    Stock Option Term.    The term of each Stock Option shall be fixed by the Committee, provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c)    Exercisability.    Unless otherwise provided by the Committee in accordance with the provisions of this Section 7.4, Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after the time of grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(d)    Method of Exercise.    Subject to whatever provisions apply under Section 7.4(c), to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount of shares of Common Stock with a Fair Market Value equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, having the Company withhold shares of Common Stock issuable upon exercise of the Stock Option or by payment in full or in part in the form of Common Stock owned by the Participant, in each case, based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)    Non-Transferability of Options.    No Stock Option shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred other than by will or by the laws of descent and distribution and (ii) remains subject to the terms of the Plan and the applicable Award Agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of the Plan and the applicable Award Agreement.

(f)    Termination by Death or Disability.    Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by reason of death or Disability all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 180 days from the date of such Termination provided that the Participant does not engage in Competition during such period, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of 180 days from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

(g)    Involuntary Termination Without Cause.    Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by involuntary termination without Cause (other than pursuant to Section 7.4(f)), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination provided that the Participant does not engage in Competition during such period, but in no event beyond the expiration of the stated term of such Stock Options.

(h)    Voluntary Termination.    Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is voluntary (other than a voluntary termination described in Section 7.4(i)(y) hereof), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days from the date of such Termination provided that the Participant does not engage in Competition during such period, but in no event beyond the expiration of the stated term of such Stock Options.

(i)    Termination for Cause.    Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in Section 7.4(h)) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(j)    Unvested Stock Options.    Unless otherwise determined by the Committee at the time of grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(k)    Incentive Stock Option Limitations.    To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as NonQualified Stock Options. Should any provision of the Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(l)    Form, Modification, Extension and Renewal of Stock Options.    Subject to the terms and conditions and within the limitations of the Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under the Plan (provided that the rights of a Participant are not reduced without such

Participant’s consent and provided further that such action does not subject the Stock Options to Section 409A of the Code without the consent of the Participant), and (ii) accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised); provided that, except in connection with a corporate transaction involving the company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding Stock Options or Stock Appreciation Right or cancel, exchange, buyout, substitute or surrender outstanding Stock Options or Stock Appreciation Rights in exchange for cash, other Awards or Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights without stockholder approval.

(m)    Other Terms and Conditions.    The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Non-Qualified Stock Option on a cashless basis on the last day such Option is exercisable pursuant to its terms if the Participant has failed to exercise the Non-Qualified Stock Option as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Non-Qualified Stock Option exceeds the exercise price of such Non-Qualified Stock Option on the date of expiration of such Option, subject to Section 14.4. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

ARTICLE 8

STOCK APPRECIATION RIGHTS

8.1    Tandem Stock Appreciation Rights.    Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under the Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

8.2    Terms and Conditions of Tandem Stock Appreciation Rights.    Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

(a)    Exercise Price.    The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)    Term.    A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until, and then only to the extent that the exercise or termination of the Reference Stock Option causes, the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c)    Exercisability.    Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article 7, and shall be subject to the provisions of Section 7.4(c).

(d)    Method of Exercise.    A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the

Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 8.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent that the related Tandem Stock Appreciation Rights have been exercised.

(e)    Payment.    Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement multiplied by the number of shares of Common Stock in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(f)    Deemed Exercise of Reference Stock Option.    Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article 4 of the Plan on the number of shares of Common Stock to be issued under the Plan.

(g)    Non-Transferability.    Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 7.4(e) of the Plan.

8.3    Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under the Plan.

8.4    Terms and Conditions of Non-Tandem Stock Appreciation Rights.    Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, and the following:

(a)    Base Price.    The base price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share base price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)    Term.    The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than 10 years after the date the right is granted.

(c)    Exercisability.    Unless otherwise provided by the Committee in accordance with the provisions of this Section 8.4, Non-Tandem Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(d)    Method of Exercise.    Subject to whatever installment exercise and waiting period provisions apply under Section 8.4(c), Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award Agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

(e)    Payment.    Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date that the right is exercised over the Fair Market Value of one share of Common Stock on the date that the right was awarded to the Participant, taking into account any adjustments pursuant to Section 4.2.

(f)    Termination.    Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the provisions of the applicable Award Agreement and the Plan, upon a Participant’s Termination for any reason, Non-Tandem Stock Appreciation Rights will remain exercisable following a Participant’s Termination on the same basis as Stock Options would be exercisable following a Participant’s Termination in accordance with the provisions of Sections 7.4(f) through 7.4(j).

(g)    Non-Transferability.    No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant other than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

8.5    Other Terms and Conditions.    The Committee may include a provision in an Award Agreement providing for the automatic exercise of a Stock Appreciation Right on a cashless basis on the last day of the term of such Stock Appreciation Right if the Participant has failed to exercise the Stock Appreciation Right as of such date, with respect to which the Fair Market Value of the shares of Common Stock underlying the Stock Appreciation Right exceeds the exercise price of such Stock Appreciation Right on the date of expiration of such Stock Appreciation Right, subject to Section 14.4. Stock Appreciation Rights may contain such other provisions, which shall not be inconsistent with any of the terms of the Plan, as the Committee shall deem appropriate.

ARTICLE 9

RESTRICTED STOCK

9.1    Awards of Restricted Stock.    Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Eligible Individuals, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 9.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance targets (including, the Performance Goals) or such other factors as the Committee may determine in its sole discretion, including to comply with the requirements of Section 162(m) of the Code.

9.2    Awards and Certificates.    Eligible Individuals selected to receive Restricted Stock shall not have any right with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company, to the extent required by the Committee, and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

(a)    Purchase Price.    The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b)    Acceptance.    Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c)    Legend.    Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Horsehead Holding Corp. (the “Company”) 2012 Incentive Compensation Plan (the

“Plan”) and an Agreement entered into between the registered owner and the Company dated. Copies of such Plan and Agreement are on file at the principal office of the Company.”

(d)    Custody.    If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, which would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event that such Award is forfeited in whole or part.

9.3    Restrictions and Conditions.    The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(a)    Restriction Period.    (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under the Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award Agreement and such agreement shall set forth a vesting schedule and any event that would accelerate vesting of the shares of Restricted Stock, subject to any limits as set forth in Section 5.3. Within these limits, based on service, attainment of Performance Goals pursuant to Section 9.3(a)(ii) and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

(ii)    If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the objective Performance Goals and the applicable vesting percentage of the Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.

(b)    Rights as a Stockholder.    Except as provided in Section 9.3(a) and this Section 9.3(b) or as otherwise determined by the Committee in an Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company, including, without limitation, the right to receive dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.

(c)    Termination.    Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

(d)    Lapse of Restrictions.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee.

ARTICLE 10

PERFORMANCE AWARDS

10.1    Performance Awards.    The Committee may grant a Performance Award to a Participant payable upon the attainment of specific Performance Goals. The Committee may grant Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, as well as Performance Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code. If the Performance Award is payable in shares of Restricted Stock, such shares shall be transferable to the Participant only upon attainment of the relevant Performance Goal in accordance with Article 9. If the Performance Award is payable in cash, it may be paid upon the attainment of the relevant Performance Goals either in cash or in shares of Restricted Stock (based on the then current Fair Market Value of such shares), as determined by the Committee, in its sole and absolute discretion. Each Performance Award shall be evidenced by an Award Agreement in such form that is not inconsistent with the Plan and that the Committee may from time to time approve.

With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall condition the right to payment of any Performance Award upon the attainment of objective Performance Goals established pursuant to Section 10.2(c).

10.2    Terms and Conditions.    Performance Awards awarded pursuant to this Article 10 shall be subject to the following terms and conditions:

(a)    Earning of Performance Award.    At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 10.2(c) are achieved and the percentage of each Performance Award that has been earned.

(b)    Non-Transferability.    Subject to the applicable provisions of the Award Agreement and the Plan, Performance Awards may not be Transferred during the Performance Period.

(c)    Objective Performance Goals, Formulae or Standards.    With respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the earning of Performance Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent that any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect, with respect to Performance Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(d)    Dividends.    Unless otherwise determined by the Committee at the time of grant, amounts equal to dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Award will not be paid to the Participant, provided, however that in the event that the Committee determines to include such dividends, such dividends shall be subject to the same underlying performance conditions that apply to such Performance Award.

(e)    Payment.    Following the Committee’s determination in accordance with Section 10.2(a), the Company shall settle Performance Awards, in such form (including, without limitation, in shares of Common Stock or in cash) as determined by the Committee, in an amount equal to such Participant’s earned Performance Awards. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than (including an amount equal to zero) the earned Performance Awards and/or subject the payment of all or part of any Performance Award to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(f)    Termination.    Subject to the applicable provisions of the Award Agreement and the Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Performance Award, the Performance Award in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

(g)    Accelerated Vesting.    Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Award other than a Performance Award that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, subject to the limitations of Section 5.3.

ARTICLE 11

CHANGE IN CONTROL PROVISIONS

11.1    Benefits.    In the event of a Change in Control of the Company (as defined below), and except as otherwise provided by the Committee in an Award Agreement, a Participant’s unvested Award shall not vest and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee:

(a)    Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee, and restrictions to which shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the Committee; provided that the Committee may decide to award additional Restricted Stock or other Awards in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation Section 1.424-1 (and any amendment thereto).

(b)    The Committee, in its sole discretion, may provide for the purchase of any vested Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards (and may cancel any Award where the exercise price of such Award exceeds the Change in Control Price). For purposes of this Section 11.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to the applicable Change in Control of the Company.

11.2    Change in Control.    A “Change in Control” shall be deemed to occur if:

(a)    if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, other than an Exempt Person, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(b)    during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

(c)    consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company’s chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board); or

(d)    consummation of a plan of complete liquidation of the Company or a sale or disposition by the Company of all or substantially all the Company’s assets, other than a sale to an Exempt Person.

Notwithstanding the foregoing, with respect to any Award that is characterized as “nonqualified deferred compensation” within the meaning of Section 409A of the Code, an event shall not be considered to be a Change in Control under the Plan for purposes of payment of such Award unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

ARTICLE 12

TERMINATION OR AMENDMENT

12.1    Termination or Amendment.    Notwithstanding any other provision of the Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article 14 or Section 409A of the Code), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, that without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law, no amendment may be made that would (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except by operation of Section 4.2); (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2); (iii) change the class of individuals eligible to receive Awards under the Plan; (iv) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (v) extend the maximum option period under Section 7.4; (vi) alter the Performance Goals for Restricted Stock, Performance Awards or Other Stock-Based Awards as set forth in Exhibit A hereto; (vii) award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price than the replacement award; or (viii) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum exercise price of any Award, or to make any other amendment that would require stockholder approval under Financial Industry Regulatory Authority (FINRA) rules and regulations or the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company. Notwithstanding anything herein to the contrary, the Board may amend the Plan or any Award Agreement at any time without a Participant’s consent to comply with applicable law including Section 409A of the Code.

12.2    The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article 4 or as otherwise specifically provided herein, no such amendment or other action by the Committee shall adversely affect in a material manner any rights of any holder without the holder’s consent and no such amendment shall accelerate vesting immediately upon a Change in Control in the absence of an accompanying Termination.

ARTICLE 13

UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payment as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any right that is greater than those of a general unsecured creditor of the Company.

ARTICLE 14

GENERAL PROVISIONS

14.1    Legend.    The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by the Plan, the certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on Transfer. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

14.2    Other Plans.    Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

14.3    No Right to Employment/Directorship/Consultancy.    Neither the Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate such employment, consultancy or directorship at any time.

14.4    Withholding of Taxes.    The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to otherwise require, prior to the issuance or delivery of shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any minimum statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

14.5    No Assignment of Benefits.    No Award or other benefit payable under the Plan shall, except as otherwise specifically provided by law, permitted by the Committee, or expressly provided in this Plan, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.

14.6    Listing and Other Conditions.

(a)    Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b)    If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)    Upon termination of any period of suspension under this Section 14.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)    A Participant shall be required to supply the Company with certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

14.7    Stockholders Agreement and Other Requirements.    Notwithstanding anything herein to the contrary, as a condition to the receipt of shares of Common Stock pursuant to an Award under the Plan, to the extent required by the Committee, the Participant shall execute and deliver a stockholder’s agreement or such other documentation that shall set forth certain restrictions on transferability of the shares of Common Stock acquired upon exercise or purchase, and such other terms as the Board or Committee shall from time to time establish. Such stockholder’s agreement or other documentation shall apply to the Common Stock acquired under the Plan and covered by such stockholder’s agreement or other documentation. The Company may require, as a condition of exercise, the Participant to become a party to any other existing stockholder agreement (or other agreement).

14.8    Governing Law.    The Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

14.9    Jurisdiction; Waiver of Jury Trial.    Any suit, action or proceeding with respect to the Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect of any thereof, shall be resolved only in the courts of the State of Delaware or the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts. In that context, and without limiting the generality of the foregoing, the Company and each Participant shall irrevocably and unconditionally (a) submit in any proceeding relating to the Plan or any Award Agreement, or for the recognition and enforcement of any judgment in respect thereof (a “Proceeding”), to the exclusive jurisdiction of the courts of the State of Delaware, the court of the United States of America for the District of Delaware, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by law, in such federal court, (b) consent that any such Proceeding may and shall be brought in such courts and waives any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agree not to plead or claim the same, (c) waive all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to the Plan or any Award Agreement, (d) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel, and (e) agree that nothing in the Plan shall affect the right to effect service of process in any other manner permitted by the laws of the State of Delaware.

14.10    Construction.    Wherever any words are used in the Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

14.11    Other Benefits.    No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefit under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

14.12    Costs.    The Company shall bear all expenses associated with administering the Plan, including expenses of issuing Common Stock pursuant to Awards hereunder.

14.13    No Right to Same Benefits.    The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

14.14    Death/Disability.    The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

14.15    Section 16(b) of the Exchange Act.    All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

14.16    Section 409A of the Code.    The Plan is intended to comply with the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that will comply with Section 409A of the Code, including proposed, temporary or final regulations or any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto. Notwithstanding anything herein to the contrary, any provision in the Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. The Company shall have no liability to a Participant, or any other party, if an Award that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee or the Company and, in the event that any amount or benefit under the Plan becomes subject to penalties under Section 409A of the Code, responsibility for payment of such penalties shall rest solely with the affected Participants and not with the Company. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon the expiration of such delay period.

14.17    Successor and Assigns.    The Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.

14.18    Severability of Provisions.    If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

14.19    Payments to Minors, Etc.    Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.

14.20    Agreement.    As a condition to the grant of an Award, if requested by the Company and the lead underwriter of any public offering of the Common Stock (the “Lead Underwriter”), a Participant shall irrevocably agree not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of, any interest in any Common Stock or any securities convertible into, derivative of, or exchangeable or exercisable for, or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during such period of time following the effective date of a registration statement of the Company filed under the Securities Act that the Lead Underwriter shall specify (the “Lock Up Period”). The Participant shall further agree to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agree that the Company may impose stop-transfer instructions with respect to Common Stock acquired pursuant to an Award until the end of such Lock Up Period.

14.21    Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

14.22    Section 162(m) of the Code.    Notwithstanding any other provision of the Plan to the contrary, the provisions of the Plan requiring compliance with Section 162(m) of the Code shall not apply to Awards granted under the Plan that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

14.23    Forfeiture.    If a Participant exercises any of such Participant’s Stock Options or Stock Appreciation Rights and, within one year thereafter, either (i) is terminated from the Company or a Subsidiary for any of the reasons specified in the definition of “Cause”, or (ii) engages in Competition without having received written consent to do so from the Board or the Committee, then the Participant may, in the discretion of the Committee, be required to pay the Company the gain represented by the difference between the aggregate selling price of the Shares acquired upon the exercise of Stock Options or Stock Appreciation Rights (or, if the Shares were not then sold, their aggregate Fair Market Value on the date of exercise) and the aggregate exercise price of the Stock Options or Stock Appreciation Rights exercised (the “Option Gain”), without regard to any subsequent increase or decrease in the Fair Market Value of the Common Stock. In addition, the Company may, in its discretion, deduct from any payment of any kind (including salary or bonus) otherwise due to any such Participant an amount equal to the Option Gain.

14.24  Company Recoupment of Incentive Awards.    The Company shall seek to recover any Award paid to any Participant as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any other “clawback” provision required by law or by the applicable rules and regulations of any applicable stock exchange.

ARTICLE 15

EFFECTIVE DATE OF PLAN

The Plan shall become effective on April 2, 2012, which is the date of its adoption by the Board, subject to the approval of the Plan by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware.

ARTICLE 16

TERM OF PLAN

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date that the Plan is adopted or the date of stockholder approval, but Awards granted prior to such tenth anniversary may extend beyond that date; provided that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be “performance-based compensation” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals are re-approved (or other designated Performance Goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals.

EXHIBIT A

PERFORMANCE GOALS

To the extent permitted under Section 162(m) of the Code, performance goals established for purposes of Awards intended to be “performance-based compensation” under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more objective performance goal established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory, accounts receivable and accounts payable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements); financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; negotiating governmental funding, grants or other tax incentives; factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; factoring transactions; recruiting and maintaining personnel; the frequency of incidents and or employee health metrics measured under the regulations of the Occupational Safety and Health Administration; selling, general and administrative expenses, excluding acquisition-related expenses; total conversion costs, excluding costs for depreciation and freight; the number of tons of EAF dust processed; the amount of inventory shipped; average conversion cost per unit of product equivalent produced; the amount of accounts receivable that are overdue measured as a percentage of revenue; tons of product sold or produced; the number of days that accounts payables were outstanding; satisfaction of certifications requirements of the International Standards Organization; implementation of electronic information collection systems; resolution or settlement of litigation or other potential claims or disputes; and financing of or opening of new manufacturing facilities.

Such performance goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies, and, where applicable, may be determined on a per share basis or an aggregate basis.

A-i

With respect to Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted, including:

(a)    restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Principles Board Opinion No. 30 and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;

(b)    an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

(c)    a change in tax law or accounting standards.

Performance goals may also be based upon individual participant performance goals, as determined by the Committee, in its sole discretion. In addition, Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code may be based on the performance goals set forth herein or on such other performance goals as determined by the Committee in its sole discretion.

In addition, such performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit, administrative department or product category of the Company) performance under one or more of the measures described above relative to the performance of other corporations. With respect to Awards that are intended to qualify as “performance-based compensation” under Section 162(m) of the Code, to the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may also:

(a)    designate additional business criteria on which the performance goals may be based; or

(b)    adjust, modify or amend the aforementioned business criteria.

A-ii

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 17, 2012.
Vote by Internet
• Go to www.envisionreports.com/ZINC
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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A	Proposals — The Board of Directors urges you to vote FOR the Class III nominee listed (Term expires 2015), and FOR Proposals 2, 3 and 4.		+
1. Election of Directors:	For	Withhold
01 - T. Grant John	☐	☐

		For	Against	Abstain		For	Against	Abstain
2.	To ratify the appointment of Grant Thornton LLP as Horsehead Holding Corp.’s independent registered accounting firm.	☐	☐	☐	3. Advisory vote on executive compensation.	☐	☐	☐
		For	Against	Abstain
4.	Approval of 2012 Incentive Compensation Plan.	☐	☐	☐

5.	To vote and otherwise represent the undersigned on any other matters that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

B	Non-Voting Items
Change of Address — Please print your new address below.		Comments — Please print your comments below.	Meeting Attendance
			Mark the box to the right	☐
if you plan to attend the
Annual Meeting.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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PROXY — HORSEHEAD HOLDING CORP. (“The Corporation”)

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 17, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION

The undersigned stockholder of Horsehead Holding Corp., a Delaware corporation, hereby appoints Robert D. Scherich and Gary R. Whitaker, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation (the “Annual Meeting”) to be held at 11:00 a.m., Eastern Time, on May 17, 2012 at the Westin Bristol Place Hotel, 950 Dixon Road, Toronto, Canada, M9W5N4, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTIONS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE ELECTION OF THE NOMINEE REFERRED TO IN PROPOSAL ONE AS DIRECTOR, AND “FOR” THE MATTERS REFERRED TO IN PROPOSALS TWO, THREE AND FOUR, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE, AND SIGN ON THE REVERSE SIDE AND RETURN THE PROXY CARD PROMPTLY; YOU MAY USE THE ENCLOSED ENVELOPE.